EXHIBIT 99.1

Securitized Products Group    [MORGAN STANLEY LOGO]                 May 11, 2004
--------------------------------------------------------------------------------

                                 CMBS New Issue
                        Preliminary Collateral Term Sheet

                                   ----------

                                  $818,786,000
                                  (Approximate)
                          Morgan Stanley Capital I Inc.
                                  as Depositor

                      Morgan Stanley Mortgage Capital Inc.
                       National Consumer Cooperative Bank
                                    NCB, FSB
                        State Farm Life Insurance Company
                           Washington Mutual Bank, FA
                        Nationwide Life Insurance Company
                        Principal Commercial Funding, LLC
              Teachers Insurance and Annuity Association of America

                            as Mortgage Loan Sellers

                                   ----------

                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

                                   ----------

                                 MORGAN STANLEY
                          Sole Lead Bookrunning Manager

Goldman, Sachs & Co.          RBS Greenwich Capital           WaMu Capital Corp.
     Co-Manager                    Co-Manager                     Co-Manager

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY

--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Transaction Features

o     Sellers:

                                                        No. of   No. of   Cut-off Date   % of
Sellers                                                 Loans    Props.   Balance ($)    Pool
-----------------------------------------------------   ------   ------   ------------   -----
Morgan Stanley Mortgage Capital Inc.                        16       17    338,431,613    39.2
National Consumer Cooperative Bank and NCB, FSB             60       60    158,480,115    18.4
State Farm Life Insurance Company                           16       15     98,810,449    11.4
Washington Mutual Bank, FA                                  10       10     75,760,150     8.8
Nationwide Life Insurance Company                            9        9     71,293,727     8.3
Principal Commercial Funding, LLC                           12       12     65,850,853     7.6
Teachers Insurance and Annuity Association of America        5        5     54,388,745     6.3
-----------------------------------------------------   ------   ------   ------------   -----
Total:                                                     128      128   $863,015,652   100.0%

o     Loan Pool:

      o     Average Cut-off Date Balance: $6,742,310

      o     Largest Mortgage Loan by Cut-off Date Balance: $61,000,000

      o Five largest and ten largest loans: 27.9% and 39.2% of pool, respectively

o     Credit Statistics:

      o     Weighted average debt service coverage ratio of 2.82 x

      o Weighted average current loan-to-value ratio of 55.9%; weighted average balloon loan-to-value ratio of 44.7%

o     Property Types:

   [The following table was depicted as a pie chart in the printed material.]

Retail          46.2%
Multifamily     21.2
Industrial       6.6
Office          17.4
Mixed-Use        8.5

o Call Protection: Please refer to the prepayment tables on page T-16 and Appendix II of the Prospectus Supplement

o Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Offered Certificates

                                                                                     Expected                    Certificate
           Initial                                                                    Final         Initial       Principal
         Certificate    Subordination      Ratings      Average      Principal     Distribution   Pass-Through    to Value
Class     Balance(1)       Levels        (S&P/Fitch)   Life(2)(3)   Window(2)(4)     Date(2)        Rate(5)       Ratio(6)
------   ------------   -------------    -----------   ----------   ------------   ------------   ------------   -----------
 A-1      $86,000,000          12.000%     AAA/AAA           3.03       1-61        6/15/2009         TBD              49.19%
 A-2      $70,000,000          12.000%     AAA/AAA           5.95      61-81        2/15/2011         TBD              49.19%
 A-3      $53,000,000          12.000%     AAA/AAA           7.73      81-108       5/15/2013         TBD              49.19%
 A-4     $550,453,000          12.000%     AAA/AAA           9.69     108-120       5/15/2014         TBD              49.19%
  B       $29,127,000           8.625%      AA/AA            9.97     120-120       5/15/2014         TBD              51.08%
  C       $22,654,000           6.000%       A/A             9.97     120-120       5/15/2014         TBD              52.55%
  D        $7,552,000           5.125%      A-/A-           10.04     120-127       12/15/2014        TBD              53.04%

Private Certificates (7)

           Initial
         Certificate
          Balance or                                                                 Expected                    Certificate
           Initial                                                                    Final         Initial       Principal
           Notional     Subordination      Ratings      Average      Principal     Distribution   Pass-Through    to Value
Class     Amount(1)        Levels        (S&P/Fitch)   Life(2)(3)   Window(2)(4)     Date(2)        Rate(5)       Ratio(6)
------   ------------   -------------    -----------   ----------   ------------   ------------   ------------   -----------
  E        $8,630,000           4.125%    BBB+/BBB+         11.59     127-153       2/15/2017         TBD              53.59%
  F        $5,394,000           3.500%     BBB/BBB          13.39     153-169       6/15/2018         TBD              53.94%
  G        $4,315,000           3.000%    BBB-/BBB-         14.40     169-174       11/15/2018        TBD              54.22%
H - O     $25,890,652              --        --                --        --             --            TBD                 --
X-1(8)   $863,015,652              --      AAA/AAA             --        --             --        Variable Rate           --
X-Y(8)                             --      AAA/AAA             --        --             --        Variable Rate           --

Notes:      (1)   As of May 2004. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

            (2) Based on the Structuring Assumptions, assuming 0% CPR as described in the Prospectus Supplement.

            (3)   Average life is expressed in terms of years.

            (4) Principal window is the period (expressed in terms of months and commencing with the month of June 2004) during which distributions of principal are expected to be made to the holders of each designated Class.

            (5) The Class A-1 Certificates will accrue interest at a fixed rate. The Class A-2, Class A-3, Class A-4, Class B, Class C, Class D, Class E, Class F and Class G Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate or
                  (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class H, Class J, Class K, Class L, Class M, Class N and Class O Certificates will accrue interest at a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate. The Class X-1 and Class X-Y Certificates will accrue interest at a variable rate. The Class A-1, Class A-2, Class A-3 and Class A-4 will be collectively known as the "Class A Certificates" and the Class X-1 and Class X-Y Certificates will be collectively known as the "Class X Certificates."

            (6) Certificate Principal to Value Ratio is calculated by dividing the Certificate Balance of each Class and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, Class A-2, Class A-3 and Class A-4 Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificate Balances.

            (7)   Certificates to be offered privately pursuant to Rule 144A.

            (8) The Class X-1 and Class X-Y Notional Amounts are defined herein and in the Prospectus Supplement.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

I. Issue Characteristics

Issue Type:                         Public: Classes A-1, A-2, A-3, A-4, B, C and
                                    D (the "Offered Certificates")

                                    Private (Rule 144A): Classes X-1, X-Y, E, F,
                                    G, H, J, K, L, M, N and O

Securities Offered:                 $818,786,000 monthly pay, multi-class,
                                    sequential pay commercial mortgage REMIC
                                    Pass-Through Certificates, including seven principal and interest classes (Classes A-1, A-2, A-3, A-4, B, C and D)

Mortgage Pool:                      The mortgage pool consists of 128 mortgage
                                    loans with an aggregate principal balance of all mortgage loans as of the Cut-Off Date of approximately $863,015,652, which may vary by up to 5%.

Sellers:                            Morgan Stanley Mortgage Capital Inc.;
                                    National Consumer Cooperative Bank; NCB,
                                    FSB; State Farm Life Insurance Company;
                                    Nationwide Life Insurance Company;
                                    Washington Mutual Bank, FA; Principal
                                    Commercial Funding, LLC; and Teachers
                                    Insurance and Annuity Association of
                                    America.

Lead Bookrunning Manager:           Morgan Stanley & Co. Incorporated

Co-Managers:                        Goldman, Sachs & Co., Greenwich Capital
                                    Markets, Inc. and WaMu Capital Corp.

Master Servicers:                   Wells Fargo Bank, National Association will
                                    act as general master servicer with respect to all of the mortgage loans in the trust, other than the Non-Trust Serviced Pari Passu
                                    Loans and other than the mortgage loans sold to the trust by National Consumer
                                    Cooperative Bank and NCB, FSB. NCB, FSB will act as master servicer with respect to the mortgage loans sold by National Consumer
                                    Cooperative Bank and NCB, FSB.

Primary Servicers:                  Washington Mutual Bank, FA with respect to
                                    those mortgage loans sold to the trust by Washington Mutual Bank, FA, Nationwide Life
                                    Insurance Company with respect to those
                                    mortgage loans sold to the trust by
                                    Nationwide Life Insurance Company and
                                    Principal Global Investors, LLC with respect to those mortgage loans sold to the trust by Principal Commercial Funding, LLC.

Special Servicers:                  Midland Loan Services, Inc. will act as
                                    general special servicer with respect to all of the mortgage loans in the trust, other than the residential cooperative mortgage loans contributed by National Consumer
                                    Cooperative Bank and NCB, FSB and the
                                    Non-Trust Serviced Pari Passu Loans.
                                    National Consumer Cooperative Bank will act as special servicer with respect to residential cooperative loans contributed by
                                    National Consumer Cooperative Bank and NCB,
                                    FSB.

Trustee:                            LaSalle Bank National Association

Fiscal Agent:                       ABN AMRO Bank N.V.

Paying Agent and Registrar:         LaSalle Bank National Association


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Cut-Off Date:                       May 1, 2004

Pricing Date:                       On or about May 19, 2004

Closing Date:                       On or about May 27, 2004

Distribution Dates:                 The 15th of each month, commencing in June
                                    2004 (or if the 15th is not a business day, the next succeeding business day)

Minimum Denominations:              $25,000 for the Class A Certificates and
                                    $100,000 for all other Offered Certificates and in multiples of $1 thereafter

Settlement Terms:                   DTC, Euroclear and Clearstream, same day
                                    funds, with accrued interest

Legal/Regulatory Status:            Classes A-1, A-2, A-3, A-4, B, C and D are
                                    expected to be eligible for exemptive relief under ERISA. No Class of Certificates is
                                    SMMEA eligible

Risk Factors:                       THE CERTIFICATES INVOLVE CERTAIN RISKS AND
                                    MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                    THE "RISK FACTORS" SECTION OF THE PROSPECTUS
                                    SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                    THE PROSPECTUS


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

II. Structure Characteristics

Pass-Through Rates:                 The Class A-1 Certificates are fixed-rate,
                                    monthly pay, multi-class, sequential pay
                                    REMIC Pass-Through Certificates. The Class
                                    A-2, Class A-3, Class A-4, Class B, Class C,
                                    Class D, Class E, Class F and Class G
                                    Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net
                                    Mortgage Rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage which percentage may be zero. The Class H, Class J, Class K, Class
                                    L, Class M, Class N and Class O Certificates will each accrue interest at a fixed rate subject to a cap at the Weighted Average Net
                                    Mortgage Rate. The Class X-1 and Class X-Y
                                    Certificates will accrue interest at a
                                    variable rate. For certain information
                                    concerning the distribution of principal and interest to the Class A and Class X
                                    Certificates, see "Offered Certificates" and
                                    "Private Certificates" herein and
                                    "Description of the Offered Certificates -
                                    Distributions" in the Prospectus Supplement.

Class X-1 and X-Y Notional
Balances:                           The Notional Amount of the Class X-1
                                    Certificates will be equal to the aggregate of the certificate balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional
                                    Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any class of Principal Balance Certificates.

                                    The notional amount of the Class X-Y
                                    Certificates will be equal to the total
                                    principal balance of certain residential cooperative mortgage loans identified on Appendix II to this prospectus supplement. The notional amount of the Class X-Y Certificates will be reduced on each distribution date by collections and advances of principal on the certain residential cooperative mortgage loans identified on Appendix II to this prospectus supplement and losses on those residential cooperative mortgage loans previously allocated to the certificateholders.

                                    Accordingly, upon initial issuance, the
                                    aggregate Notional Amount of the Class X-1
                                    Certificates and Class X-Y Certificates will be $863,015,652 and $[____________]
                                    respectively, subject in each case to a
                                    permitted variance of plus or minus 5%. The
                                    Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

                                    The Residual Certificates will not have
                                    Certificate Balances or Notional Amounts.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Class X-1 and X-Y Pass-Through
Rates: The Pass-Through Rate applicable to the Class X-1 Certificates for the initial Distribution Date will equal approximately [_____]% per annum. The Pass-Through Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). For any Distribution Date, the Certificate Balance of each class of Principal Balance Certificates will constitute a single separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                                    Under no circumstances will the Class X-1
                                    Strip Rate be less than zero.

                                    The Pass-Through Rate applicable to the
                                    Class X-Y Certificates for the initial
                                    Distribution Date will equal approximately
                                    [_____]% per annum. The pass-through rate for the Class X-Y Certificates will be a variable rate equal to the weighted average from time to time of the various Class X-Y Strip Rates attributable to each of the residential cooperative mortgage loans that set forth in Appendix II that contribute to the X-Y notional balance in the trust fund as described below.

                                    For each Distribution Date after the initial
                                    Distribution Date, the Class X-Y Strip Rate for each of those residential cooperative mortgage loans will equal the excess, if any, of:

                                    o the mortgage interest rate in effect for that mortgage loan as of the date of initial issuance of the offered certificates, net of the sum of the annual rates at which the related master servicing fee and the trustee fee are calculated, over

                                    o  [_____]% per annum;

                                    provided that, if the subject residential cooperative mortgage loan accrues interest on the basis of the actual number of days elapsed during each one-month interest accrual period in a year assumed to consist of 360 days, then the foregoing differential, will be multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30.

                                    Under no circumstances will the Class X-Y
                                    Strip Rate be less than zero.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Yield Maintenance/Prepayment
Premium allocation:                 On any Distribution Date prior to and
                                    including the Distribution Date on which the Certificate Balance of the Class A
                                    Certificates has been reduced to zero,
                                    Prepayment Premiums or Yield Maintenance
                                    Charges collected in respect of each
                                    mortgage loan during the related Collection
                                    Period will be distributed to the holders of each of the Class A-1, Class A-2, Class A-3,
                                    Class A-4, Class B, Class C, Class D, Class
                                    E, Class F and Class G Certificates then entitled to distributions of principal on such Distribution Date. Such holders will receive an amount equal to the product of
                                    (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution
                                    Date, and the denominator of which is the total amount distributed as principal on that Distribution Date, (b) a fraction not greater than one and not less than zero, whose numerator is the difference between
                                    (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate (as defined in the Prospectus Supplement) used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current
                                    Discount Rate if not used in such
                                    calculation) and whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance
                                    Charge with respect to that principal
                                    prepayment (or the current Discount Rate if not used in such calculation) and (c) the amount of the Prepayment Premium or Yield
                                    Maintenance Charge collected in respect of such principal prepayment during the related
                                    Collection Period.

                                    On any Distribution Date following the
                                    Distribution Date on which the Certificate
                                    Balance of the Class A Certificates has been reduced to zero, Prepayment Premiums or Yield Maintenance Charges collected in respect of each mortgage loan during the related Collection Period will be distributed to the holders of each of the Class B, Class C, Class D, Class E, Class F and Class G Certificates then entitled to distributions of principal on such Distribution Date. Such holders will receive, an amount equal to the product of
                                    (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates on that Distribution Date, (b) a fraction not greater than one and not less than zero, whose numerator is the difference between
                                    (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation) and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

                                    The portion, if any, of the Prepayment
                                    Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates.


                                    Notwithstanding the previous paragraphs, regarding the prepayment of loans contributing to the notional balance of the Class X-Y Certificates, the Class X-Y Certificates will receive the portion of Yield Maintenance attributable to the specific Class X-Y Strip Rate applicable to the prepaid loan. In addition, the Class X-Y Certificates will receive 50% of all Prepayment Premiums (i.e. Penalty Points) collected with respect to the aforementioned loans.

                                    The following is an example of the
                                    Prepayment Premium Allocation under (b)
                                    above based on the information contained herein and the following assumptions:

                                    Two Classes of Certificates: Class A-2 and
                                    X-1

                                    The characteristics of the Mortgage Loan being prepaid are as follows:

                                    -  Non-residential cooperative loan

                                    -  Loan Balance: $10,000,000

                                    -  Mortgage Rate: 5.50%

                                    -  Maturity Date: 5 years (May 1, 2009)

                                    The Discount Rate is equal to 4.00%

                                    The Class A-2 Pass-Through Rate is equal to
                                    5.00%

                              Class A Certificates
-------------------------------------------------------------------------------
                                                                       Yield
                                                                    Maintenance
                   Method                           Fraction        Allocation
---------------------------------------------     -------------     -----------
                                                    Class A-1        Class A-2
                                                  -------------     -----------
(Class A-2 Pass Through Rate - Discount Rate)     (5.00%-4.00%)            66.7%
---------------------------------------------     -------------
       (Mortgage Rate - Discount Rate)            (5.50%-4.00%)

                             Class X-1 Certificates
-------------------------------------------------------------------------------
                                                                       Yield
                                                                    Maintenance
                   Method                           Fraction        Allocation
---------------------------------------------     -------------     -----------
        (1- Class A-2 YM Allocation)                (1-66.7%)              33.3%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

III. Sellers

Morgan Stanley Mortgage Capital Inc. ("MSMC")

The Mortgage Pool includes 16 Mortgage Loans, representing 39.2% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

MSMC, a subsidiary of Morgan Stanley and an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, was formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC mortgage loans was originated or purchased by MSMC, and all of the MSMC mortgage loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at 1585 Broadway, New York, New York 10036.

National Consumer Cooperative Bank ("NCCB")

The Mortgage Pool includes 1 Mortgage Loan, representing 1.9% of the Initial Pool Balance, that is being contributed by NCCB.

NCCB was chartered by an act of Congress in 1978 for the purpose of providing loans and other financial services to cooperatively owned and organized entities throughout the United States. By Congressional amendments in 1981, NCCB was converted to a private institution owned by its member cooperative customers, including certain of the borrowers. It is one of the special servicers and wholly owns NCB, FSB, one of the master servicers and one of the mortgage loan sellers.

NCCB and its affiliates have originated over $4.0 billion in commercial and multifamily loans and securitized over $3.2 billion of such originations in 29 public securitization transactions.

NCB, FSB

The Mortgage Pool includes 59 Mortgage Loans, representing 16.5% of the Initial Pool Balance, that are being contributed by NCB, FSB.

NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. It is one of the master servicers and is a wholly-owned subsidiary of National Consumer Cooperative Bank, one of the special servicers and a mortgage loan seller. NCB, FSB maintains an office at 1725 Eye Street, N.W., Washington, D.C. 20006.

NCB, FSB together with its affiliates and parent, NCCB, have originated over $4.0 billion in commercial and multifamily loans and securitized over $3.2 billion of such originations in 29 public securitization transactions.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

State Farm Life Insurance Company ("State Farm")

The Mortgage Pool includes 16 Mortgage Loans, representing 11.4 % of the Initial Pool Balance, that are being contributed by State Farm.

State Farm is a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company ("State Farm Mutual"), with its corporate headquarters at One State Farm Plaza, Bloomington, Illinois 61710. State Farm Mutual was founded in 1922 and State Farm was formed in 1929.

State Farm Mutual offers a broad range of insurance and financial service products through its subsidiaries, including auto, health, life and homeowner's insurance, as well as variable annuities, mutual funds, and banking products. State Farm Mutual and its affiliates collectively have invested assets under management in excess of $135.0 billion, with State Farm contributing approximately $31.0 billion of the total.

The Mortgage and Real Estate Division of State Farm Mutual's Investment Department underwrote the commercial mortgage loans being sold by State Farm in this transaction. The Mortgage and Real Estate Division is responsible for the origination and servicing of State Farm's $4.3 billion commercial mortgage loan portfolio. State Farm has averaged approximately $600 million in mortgage originations per year over the past five years. State Farm's financial strength is rated "AA" by S&P, "AA+" by Fitch and "A++" by A.M. Best Company.

Washington Mutual Bank, FA ("WaMu")

The Mortgage Pool includes 10 Mortgage Loans, representing 8.8% of the Initial Pool Balance, that are being contributed by WaMu.

With a history dating back to 1889, WaMu is a retailer of financial services that provides a diversified line of products and services to consumers and small businesses. At December 31, 2003, Washington Mutual, Inc. and its subsidiaries, including WaMu and Washington Mutual Capital Corp., one of the underwriters, had consolidated assets of $275.18 billion. Washington Mutual, Inc. currently operates more than 2,400 consumer banking, mortgage lending, commercial banking and financial services offices throughout the nation. The Commercial Real Estate division of WaMu provides construction, acquisition, rehabilitation and term financing for office, retail, industrial and apartment properties.

WaMu originated all of the mortgage loans transferred to the trust for which it is the applicable mortgage loan seller and is also the Primary Servicer with respect to those mortgage loans.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Nationwide Life Insurance Company ("Nationwide Life")

The Mortgage Pool includes 9 Mortgage Loans, representing 8.3% of the Initial Pool Balance, that are being contributed by Nationwide Life.

Nationwide Life is a leading provider of life insurance and retirement savings products in the United States and is a wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide"). Nationwide Life develops and sells a diverse range of products including individual annuities, private and public sector pension plans other investment products sold to institutions, life insurance and an advisory services program. Nationwide Life markets its products through a diverse distribution network, including independent broker/dealers, wirehouse and regional firms, financial institutions, pension plan administrators, life insurance specialists, certified public accounting firms and the following affiliated producers: Nationwide Retirement Solutions, TBG Financial, Nationwide Provident agents and Nationwide agents.

Nationwide, as a whole, is one of the largest diversified financial and insurance services providers in the United States. Nationwide is a Fortune 500 organization with assets of approximately $147.9 billion (unaudited) as of December 31, 2003.

Nationwide's Real Estate Investment Department originated $2.7 billion in commercial mortgage loans in 2003 and has averaged over $1.8 billion in originations per year over the past five years. The Real Estate Investment Department originated all of the Nationwide Life mortgage loans in this transaction and currently manages over $10.5 billion of mortgage loans for Nationwide Life, its affiliates, and third party participants. Nationwide Life also is the Primary Servicer with respect to the Nationwide Life mortgage loans.

Nationwide Life's headquarters are in Columbus, Ohio, where the company was founded in 1929. Nationwide Life has financial strength ratings from A.M. Best "A+," Moody's "Aa3," and S&P "AA-."

Principal Commercial Funding, LLC

The Mortgage Pool includes 12 Mortgage Loans, representing 7.6% of the Initial Pool Balance, that are being contributed by Principal Commercial Funding, LLC.

Principal Commercial Funding, LLC is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. Principal Commercial Funding, LLC was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the Principal Commercial Funding, LLC loans was originated and underwritten by Principal Commercial Funding, LLC and/or its affiliates. The offices of Principal Commercial Funding, LLC are located at 801 Grand Avenue, Des Moines, Iowa 50392.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Teachers Insurance and Annuity Association of America ("TIAA")

The Mortgage Pool includes 5 Mortgage Loans, representing 6.3% of the Initial Pool Balance, that are being contributed by TIAA.

TIAA is a non-profit legal reserve life insurance and annuity company organized under the laws of the State of New York and is regulated by the New York State Insurance Department. TIAA was established in 1918 by the Carnegie Foundation for the U.S. Advancement of Teaching. TIAA invests in a broad array of debt and equity investments, as well as commercial mortgages and real estate. TIAA's principal office is located at 730 Third Avenue, New York, New York 10017. TIAA currently holds top ratings from all four leading insurance company ratings agencies: A.M. Best Co., Fitch, Moody's, and S&P (these ratings of TIAA as an insurance company do not apply to the TIAA Real Estate Account).

The TIAA mortgage loans in this transaction were acquired by TIAA from GMAC Commercial Mortgage Corporation ("GMAC") pursuant to a program under which GMAC originated loans after performing underwriting and other services under predefined procedures approved by TIAA. Such procedures outlined the parameters as to property type, leverage and debt service coverage requirements and set forth requirements for preparation of third-party reports. For each of the mortgage loans, GMAC prepared an asset summary and credit file for TIAA's approval. At each closing, the loan was closed by GMAC under loan documents prepared by counsel retained by GMAC and simultaneously assigned to and purchased by TIAA.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

IV. Collateral Description

Ten Largest Loans



No.   Mortgage Loan Seller   Property Name                           City            State   Property Type
---   --------------------   -------------------------------------   -------------   -----   -------------
  1   MSMC                   Beverly Center                          Los Angeles     CA      Retail
  2   MSMC                   111 Eighth Avenue                       New York        NY      Office
  3   MSMC                   Rockvale Square                         Lancaster       PA      Retail
  4   MSMC                   Alamo Quarry Market & Quarry Crossing   San Antonio     TX      Retail
  5   Nationwide             San Marino Apartments                   Naples          FL      Multifamily
  6   WaMu                   315 Hudson St                           New York        NY      Office
  7   MSMC                   Long Beach Plaza                        Long Beach      NY      Retail
  8   MSMC                   Saugus Station Industrial Center        Santa Clarita   CA      Industrial
  9   State Farm             Linden Place Office Building            Omaha           NE      Office
 10   NCCB                   Sadore Lane Gardens, Inc.               Yonkers         NY      Multifamily
---   --------------------   -------------------------------------   -------------   -----   -------------
                             Totals/Weighted Averages

                                                                 Cut-off
      Cut-off Date                   Units/   Loan per              Date    Balloon
No.        Balance   % of Pool           SF    Unit/SF    DSCR       LTV        LTV
---   ------------   ---------    ---------   --------   -----   -------    -------
  1    $61,000,000         7.1%     855,015       $358   2.25x      54.4%      47.4%
  2    $60,000,000         7.0%   2,941,646       $153   2.54x      56.3%      49.5%
  3    $52,920,602         6.1%     561,750        $94   1.73x      67.8%      52.3%
  4    $39,835,545         4.6%     583,723       $186   1.30x      76.4%      64.6%
  5    $26,820,819         3.1%         350    $76,631   1.51x      74.5%      63.1%
  6    $21,947,231         2.5%     434,438        $51   2.60x      41.3%      33.9%
  7    $21,812,622         2.5%      93,842       $232   1.35x      78.7%      65.9%
  8    $20,007,129         2.3%     973,121        $21   1.70x      61.0%      47.4%
  9    $18,000,737         2.1%     145,846       $123   1.50x      72.0%      50.2%
 10    $15,981,556         1.9%         778    $20,542   6.42x      16.5%      15.0%
---   ------------   ---------    ---------   --------   -----   -------    -------
      $338,326,240        39.2%                          2.14x      61.3%      50.7%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

I. Total Pool Characteristics

Cut-off Date Balance ($)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
<= 2,500,000                                   46            53,685,273     6.2
2,500,001 - 5,000,000                          28           101,556,327    11.8
5,000,001 - 7,500,000                          23           140,407,403    16.3
7,500,001 - 10,000,000                         11            95,633,315    11.1
10,000,001 - 12,500,000                         4            47,461,633     5.5
12,500,001 - 15,000,000                         4            54,088,795     6.3
15,000,001 - 17,500,000                         3            47,838,221     5.5
17,500,001 - 20,000,000                         1            18,000,737     2.1
20,000,001 - 30,000,000                         4            90,587,801    10.5
30,000,001 - 40,000,000                         1            39,835,545     4.6
50,000,001 - 60,000,000                         2           112,920,602    13.1
60,000,001 - 70,000,000                         1            61,000,000     7.1
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: $123,414                    Max: $61,000,000   Average: $6,742,310

State

                                       No. of             Aggregate
                                     Mortgaged          Cut-off Date       % of
                                     Properties          Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
New York                                       65           310,214,402    35.9
California-Southern                            13           134,413,069    15.6
Pennsylvania                                    3            58,691,379     6.8
Florida                                         3            46,033,862     5.3
Texas                                           2            45,028,156     5.2
Georgia                                         4            26,472,065     3.1
Maryland                                        3            24,667,233     2.9
New Jersey                                      4            21,841,752     2.5
Nebraska                                        2            20,850,737     2.4
Virginia                                        3            20,077,106     2.3
Delaware                                        2            18,734,977     2.2
Other                                          24           135,990,914    15.8
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%

Property Type

                                       No. of             Aggregate
                                     Mortgaged          Cut-off Date       % of
                                     Properties          Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
Retail                                         39           399,073,271    46.2
Multifamily                                    61           183,272,957    21.2
Office                                         10           149,755,857    17.4
Mixed-Use                                       8            73,643,076     8.5
Industrial                                     10            57,270,491     6.6
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%

Mortgage Rate (%)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
4.501 - 5.000                                   8            75,070,594     8.7
5.001 - 5.500                                  39           378,134,783    43.8
5.501 - 6.000                                  53           332,475,334    38.5
6.001 - 6.500                                  17            50,140,879     5.8
6.501 - 7.000                                   5            10,442,701     1.2
7.001 - 7.500                                   4            12,559,526     1.5
7.501 - 8.000                                   1             3,603,930     0.4
8.501 - 9.000                                   1               587,905     0.1
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 4.560%                           Max: 8.875%       Wtd Avg: 5.521%

Original Term to Stated Maturity (mos)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
1- 60                                           1            14,175,329     1.6
61 - 120                                      103           747,235,895    86.6
121 - 180                                      13            63,649,756     7.4
181 - 240                                      10            37,366,768     4.3
241 - 360                                       1               587,905     0.1
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 60 mos.                        Max: 360 mos.     Wtd Avg: 125 mos.

Remaining Term to Stated Maturity (mos)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
1 - 60                                          2            14,763,243     1.7
61 - 120                                      105           772,953,709    89.6
121 - 180                                      13            45,195,553     5.2
181 - 240                                       8            30,103,156     3.5
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 56 mos.                        Max: 239 mos.     Wtd Avg: 120 mos.

Remaining Amortization Term (mos)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
------------------------------   ----------------   -------------------   -----
IO                                              4            11,100,000     1.3
1-120                                           4             6,385,637     0.7
121 - 180                                       8            20,510,477     2.4
181 - 240                                      11            35,620,593     4.1
241 - 360                                      76           722,910,158    83.8
361 >=                                         25            66,488,787     7.7
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Non Zero Min: 56 mos.               Max: 537 mos.     Non Zero Wtd Avg: 340 mos.

Cut-off Date Loan-to-Value Ratio (%)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
------------------------------   ----------------   -------------------   -----
<= 10.0                                        34            67,882,385     7.9
10.1 - 20.0                                    13            32,989,640     3.8
20.1 - 30.0                                     6            25,105,771     2.9
30.1 - 40.0                                     8            33,482,079     3.9
40.1 - 50.0                                     5            44,375,939     5.1
50.1 - 55.0                                     7           104,903,066    12.2
55.1 - 60.0                                     7            87,466,738    10.1
60.1 - 65.0                                     8            57,784,451     6.7
65.1 - 70.0                                    15           165,922,432    19.2
70.1 - 75.0                                    19           153,910,143    17.8
75.1 - 80.0                                     6            89,193,009    10.3
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 0.9%                              Max: 79.0%        Wtd Avg: 55.9%

Balloon Loan-to-Value Ratio (%)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
------------------------------   ----------------   -------------------   -----
0.0 - 30.0                                     67           182,657,731    21.2
30.1 - 40.0                                     6            53,462,358     6.2
40.1 - 50.0                                    13           198,759,461    23.0
50.1 - 60.0                                    22           214,078,003    24.8
60.1 - 70.0                                    20           214,058,100    24.8
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 0.0%                              Max: 67.9%        Wtd Avg: 44.7%

Debt Service Coverage Ratio (x)

                                       No. of             Aggregate
                                      Mortgage          Cut-off Date       % of
                                       Loans             Balance ($)       Pool
-------------------------------   ----------------   -------------------   -----
1.01 - 1.15                                     2            13,088,935     1.5
1.16 - 1.25                                     6            28,801,107     3.3
1.26 - 1.35                                     6           104,533,512    12.1
1.36 - 1.50                                    21           126,358,766    14.6
1.51 - 1.75                                    17           175,988,463    20.4
1.76 - 2.00                                    10            84,337,812     9.8
2.01 >=                                        66           329,907,058    38.2
------------------------------   ----------------   -------------------   -----
Total:                                        128          $863,015,652   100.0%
------------------------------   ----------------   -------------------   -----
Min: 1.06x                            Max: 63.97x        Wtd Avg: 2.82x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $818,786,000 (Approximate)
                          Morgan Stanley Capital I Inc.
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2004-IQ7

Prepayment Restriction Analysis

Percentage of Collateral by Prepayment Restriction (%) (1)(2)

Prepayment Restrictions         May-04         May-05         May-06         May-07
------------------------  ------------   ------------   ------------   ------------
Locked Out                       97.01%         95.07%         92.41%         87.99%
Yield Maintenance Total           2.92%          4.02%          6.70%         11.14%
  Greater of YM and 1%            2.92%          4.02%          6.70%         11.14%
  Yield Maintenance               0.00%          0.00%          0.00%          0.00%
Penalty Points:
  5.00%                           0.00%          0.00%          0.00%          0.00%
  4.00%                           0.00%          0.00%          0.00%          0.00%
  3.00%                           0.00%          0.85%          0.84%          0.00%
  2.00%                           0.00%          0.00%          0.00%          0.84%
  1.00%                           0.07%          0.06%          0.04%          0.03%
Penalty Points Total              0.07%          0.90%          0.89%          0.87%
Open                              0.00%          0.00%          0.00%          0.00%
------------------------  ------------   ------------   ------------   ------------
TOTALS                          100.00%        100.00%        100.00%        100.00%
------------------------  ------------   ------------   ------------   ------------
Pool Balance Outstanding  $863,015,652   $851,566,993   $839,013,034   $823,799,233
% Initial Pool Balance          100.00%         98.67%         97.22%         95.46%

Prepayment Restrictions         May-08         May-09         May-10         May-11
------------------------  ------------   ------------   ------------   ------------
Locked Out                       87.85%         87.81%         87.49%         82.93%
Yield Maintenance Total          11.30%         10.24%          9.30%         16.17%
  Greater of YM and 1%           11.30%         10.24%          9.30%         11.79%
  Yield Maintenance               0.00%          0.00%          0.00%          4.38%
Penalty Points:
  5.00%                           0.00%          0.00%          0.00%          0.00%
  4.00%                           0.00%          0.00%          0.00%          0.00%
  3.00%                           0.00%          0.00%          0.00%          0.00%
  2.00%                           0.84%          0.00%          0.00%          0.00%
  1.00%                           0.01%          0.85%          0.85%          0.90%
Penalty Points Total              0.85%          0.85%          0.85%          0.90%
Open                              0.00%          1.10%          2.37%          0.00%
------------------------  ------------   ------------   ------------   ------------
TOTALS                          100.00%        100.00%        100.00%        100.00%
------------------------  ------------   ------------   ------------   ------------
Pool Balance Outstanding  $807,790,219   $777,906,393   $752,078,326   $692,217,902
% Initial Pool Balance           93.60%         90.14%         87.15%         80.21%

Percentage of Collateral by Prepayment Restriction (cont'd) (%) (1)(2)

Prepayment Restrictions         May-12         May-13         May-14         May-15
------------------------  ------------   ------------   ------------   ------------
Locked Out                       81.98%         66.41%         49.80%         50.11%
Yield Maintenance Total          16.08%         16.38%         50.20%         49.89%
  Greater of YM and 1%           11.65%         11.71%         50.20%         49.89%
  Yield Maintenance               4.43%          4.67%          0.00%          0.00%
Penalty Points:
  5.00%                           0.00%          0.00%          0.00%          0.00%
  4.00%                           0.00%          0.00%          0.00%          0.00%
  3.00%                           0.00%          0.00%          0.00%          0.00%
  2.00%                           1.05%          9.06%          0.00%          0.00%
  1.00%                           0.00%          0.44%          0.00%          0.00%
Penalty Points Total              1.05%          9.49%          0.00%          0.00%
Open                              0.89%          7.72%          0.00%          0.00%
------------------------  ------------   ------------   ------------   ------------
TOTALS                          100.00%        100.00%        100.00%        100.00%
------------------------  ------------   ------------   ------------   ------------
Pool Balance Outstanding  $674,204,811   $629,288,184    $46,185,921    $42,213,531
% Initial Pool Balance           78.12%         72.92%          5.35%          4.89%

Prepayment Restrictions         May-16         May-17         May-18         May-19
------------------------  ------------   ------------   ------------   ------------
Locked Out                       38.86%         37.87%         36.24%         60.51%
Yield Maintenance Total          49.83%         50.15%         50.85%         21.08%
  Greater of YM and 1%           49.83%         50.15%         50.85%         20.44%
  Yield Maintenance               0.00%          0.00%          0.00%          0.63%
Penalty Points:
  5.00%                           0.00%          0.00%          0.00%         18.41%
  4.00%                           0.00%          0.00%          0.00%          0.00%
  3.00%                          11.30%          0.00%          0.00%          0.00%
  2.00%                           0.00%         11.98%          0.00%          0.00%
  1.00%                           0.00%          0.00%         12.79%          0.00%
Penalty Points Total             11.30%         11.98%         12.79%         18.41%
Open                              0.00%          0.00%          0.11%          0.00%
------------------------  ------------   ------------   ------------   ------------
TOTALS                          100.00%        100.00%        100.00%        100.00%
------------------------  ------------   ------------   ------------   ------------
Pool Balance Outstanding   $38,273,021    $34,367,727    $30,475,676    $10,494,290
% Initial Pool Balance            4.43%          3.98%          3.53%          1.22%

Notes:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

SIGNIFICANT LOAN SUMMARIES

                      Mortgage Loan No. 1 - Beverly Center
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      Mortgage Loan No. 1 - Beverly Center
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      Mortgage Loan No. 1 - Beverly Center
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance(1):                        $61,000,000

Cut-off Date Balance:                       $61,000,000

Shadow Rating (S&P/Fitch):                      BBB/BBB

First Payment Date:                          03/11/2004

Interest Rate:                                    5.090%

Amortization(2):                          IO/360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               02/11/2014

Expected Maturity Balance:                  $53,141,132

Sponsor:                       The Taubman Realty Group

Interest Calculation:                        Actual/360

Call Protection:             Lockout until the earlier of 02/11/2007 and 24
                             months after the start-up date of the last REMIC that holds a Beverly Center Companion Loan, with U.S. Treasury defeasance thereafter. Prepayable without premium from and after 11/11/2013.

Loan per SF(1):                                 $358.47

Up-front Reserves:                                  NAP

Ongoing Reserves(3):                     Tax/Insurance:   Springing

                                                 CapEx:   Springing

                                                 TI/LC:   Springing

                                           Ground Rent:   Springing

Lockbox:                                           Hard

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Retail

Property Sub-type:                                             Anchored

Location:                                               Los Angeles, CA

Year Built/Renovated:                                         1982/2003

Occupancy(4):                                                      99.1%

Square Footage:                                                 855,015

The Collateral:                Three-level anchored super regional mall

Ownership Interest:                                           Leasehold

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Bloomingdales                    18.3%           $8.55      03/31/2017
Macy's                           17.8%           $0.00      03/01/2017
Macy's Men's Store                7.8%          $20.23      12/31/2009

Property Management:                            The Taubman Company LLC

U/W Net Op. Income:                                         $36,876,868

U/W Net Cash Flow:                                          $35,712,917

Appraised Value:                                           $563,000,000

Cut-off Date LTV(1):                                               54.4%

Maturity Date or ARD LTV(1):                                       47.4%

DSCR(1)(5):                                                       2.25x

(1) The subject $61,000,000 loan represents an approximately 19.9% pari passu interest in the senior $306,500,000 portion of a $347,500,000 total mortgage loan (the "Beverly Center Whole Loan") secured by the Beverly Center Property. The Loan per SF, LTV, and DSCR numbers in this table are based on the total $306,500,000 senior financing. The reserves described in the footnotes below apply to the Beverly Center Whole Loan.

(2) The loan is interest only for the first 24 months of the loan term, with principal and interest payments commencing 03/11/2006. The total $347,500,000 loan amortizes on a 30-year schedule after the initial 24 month interest only period.

(3) Upon the occurrence and during the continuance of certain specified "trigger" events under the loan documents, including an event of default or the DSCR for the Beverly Center Whole Loan is below 1.30x at the end of any calendar quarter, the Beverly Center Borrower shall make the following monthly deposits into the ongoing reserve accounts: (i) 1/12 of annual taxes and insurance premiums; (ii) $10,688 for capital expenditures (capped at $256,512); (iii) $82,746 tenant improvements, tenant allowances and leasing commissions (capped at $992,952) and (iv) an amount equal to the ground rent payable under the ground lease for the applicable month. In addition to or in lieu of making the payments to the capital expenditures reserve account or the tenant improvements, tenant allowances and leasing commission reserve account, the Beverly Center Borrower may deliver to the lender a letter of credit issued by a bank or other financial institution with a long-term unsecured rating of at least "A+" by S&P or "Aa3" by Moody's or by a bank or other financial institution which the rating agencies have provided written confirmation pursuant to the related loan documents.

(4)   Based on a rent roll dated 10/20/2003.

(5) The DSCR is based on the interest payments during the interest only period. The DSCR after the interest only period will be 1.80x and will be based on the principal and interest payments commencing 03/11/2006. The DSCR for the Beverly Center Whole Loan is 1.92x during the interest only period and 1.55x after the interest only period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

The Beverly Center Loan

            The Loan. The largest loan (the "Beverly Center Loan") as evidenced by the Amended and Restated Promissory Notes A-4 and A-6 (collectively, the "Beverly Center Note") is secured by a first priority Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the "Beverly Center Mortgage") encumbering a super-regional shopping center containing approximately 855,015 SF known as Beverly Center, located in Los Angeles, California (the "Beverly Center Property"). The Beverly Center Loan was originated on 02/11/2004 by Column Financial, Inc. and subsequently acquired by Morgan Stanley Mortgage Capital Inc.

            The Beverly Center Loan represents an approximately 19.9% pari passu interest in the senior $306,500,000 portion of a $347,500,000 total mortgage loan. The Beverly Center Loan is secured by the Beverly Center Property, on a pari passu basis, with $245,500,000 of other A Note mortgage loans, each having the same interest rate, maturity date and amortization term as the Beverly Center Loan. Such other A Note mortgage loans are collectively referred to in this prospectus supplement as the "Beverly Center Companion Loans". The Beverly Center Property also secures, on a subordinate basis, a $20,000,000 B Note mortgage loan and a $21,000,000 C Note mortgage loan, which C Note mortgage loan is subordinate to the B Note mortgage loan. Such B Note mortgage loan and C Note mortgage loan are collectively referred to in this prospectus supplement as the "Beverly Center Subordinate Notes". Only the Beverly Center Loan is included in the trust. The Beverly Center Loan, the Beverly Center Companion Loans and the Beverly Center Subordinate Notes are serviced pursuant to the CSFB 2004-C1 Pooling and Servicing Agreement (as defined in this prospectus supplement) and, therefore, the master servicer thereunder will remit collections and establish and maintain reserves, if any, on the Beverly Center Loan.

            The Borrower. The borrower under the Beverly Center Loan, La Cienega Partners Limited Partnership, is a Delaware limited partnership (the "Beverly Center Borrower") that is a special purpose, bankruptcy remote entity controlled by The Taubman Realty Group Limited Partnership. The Taubman Realty Group Limited Partnership is a fully integrated REIT and a leading developer, owner and manager of high-end regional malls. The Taubman Realty Group operates approximately 32 regional malls totaling over 34.5 million SF.

            The Property. The Beverly Center Property consists of a 855,015 SF, three-level, super-regional enclosed mall that is anchored by Macy's, Bloomingdale's, and Macy's Men's Store and includes over 130 in-line stores. The anchor tenant stores are included in the collateral. Originally built in 1982, the Beverly Center Property is located on 7.86 acres at the southwest corner of La Cienega Boulevard and Beverly Boulevard in Los Angeles, California. La Cienega Boulevard is a major commercial corridor though the west Los Angeles area containing a significant concentration of retail commercial development.

            Ground Lease. The Beverly Center Borrower's interest in the Beverly Center Property consists of a leasehold interest created under a ground lease (the "Beverly Center Ground Lease") with Dorothy L. Hay and Beverly Hay (formerly known as Beverly Hay Laverty), two third parties unaffiliated with the Beverly Center Borrower. The Beverly Center Ground Lease expires on 03/31/2054. Currently, the annual rent under the Beverly Center Ground Lease is $1,716,936 and is subject to periodic increases beginning 01/01/2007 based on increases in certain mall rents or in the cost of living, as more particularly described in the Beverly Center Ground Lease. The Beverly Center Ground Lease does not specifically provide that the lessors are required to enter into a new ground lease upon rejection of the ground lease in a bankruptcy proceeding, but does require the lessor to enter into a new ground lease with the mortgagee upon a termination of the ground lease due to a default by the lessee under the ground lease.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

            Lease Expiration Summary. The following table shows scheduled collateral lease expirations at the Beverly Center Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling     per SF Rolling (1)      Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                 0                $0.00               1%                 1%                   0%                  0%
    2004                  9               $58.83               7%                 8%                   8%                  8%
    2005                 12               $99.26               3%                11%                   5%                 14%
    2006                  9              $143.14               1%                13%                   4%                 17%
    2007                 16              $122.69               3%                16%                   7%                 25%
    2008                 14               $57.57              12%                27%                  13%                 38%
    2009                 12               $45.61               9%                37%                   8%                 46%
    2010                 12              $115.59               3%                40%                   6%                 52%
    2011                 16              $106.48               6%                45%                  12%                 64%
    2012                 10               $84.31               5%                51%                   9%                 72%
    2013                 20              $100.03               8%                59%                  16%                 88%
2014 & Beyond            16              $238.34              41%               100%                  12%                100%

            Property Management. The Beverly Center Property is managed by The Taubman Company, LLC, which is an affiliate of the Beverly Center Borrower.

            Mezzanine Debt. Not allowed.

            Additional Indebtedness. The Beverly Center Property also secures, on a subordinate basis, a $20,000,000 B Note mortgage loan and a $21,000,000 C Note mortgage loan, which C Note mortgage loan is subordinate to the B Note mortgage loan. Various matters regarding the respective rights and obligations of the trust, as the holder of the Beverly Center Loan, the holders of the Beverly Center Companion Loans and the holders of the Beverly Center Subordinate Notes are governed by two intercreditor agreements. The intercreditor agreements are described in this prospectus supplement under "Description of the Mortgage Pool-The Beverly Center Pari Passu Loan" and under "Servicing of the Mortgage Loans-Servicing of Certain Mortgage Loans with Other Financing-Rights of the Holders of the Beverly Center Subordinate Notes". Additional indebtedness is not allowed, except amounts for the unsecured trade payables and operational debt and financing of equipment, fixtures or personal property used at the Beverly Center Property so long as such indebtedness is incurred in the ordinary course of business and (i) in the aggregate does not exceed $5,000,000, (ii) in the case of unsecured trade payables and operational debt, is paid not more than 60 days from the date incurred and (iii) in the case of debt incurred in the financing of equipment, fixtures and personal property that is evidenced by a note, is paid on the date payment is due under such note.

            Release of Parcels. Not allowed.

Certain additional information regarding the Beverly Center Loan and the Beverly Center Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 2 - 111 Eighth Avenue
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 2 - 111 Eighth Avenue
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 2 - 111 Eighth Avenue
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance(1):                        $60,000,000

Cut-off Date Balance:                       $60,000,000

Shadow Rating (S&P/Fitch):                         A+/A

First Payment Date:                          05/01/2004

Interest Rate:                                    5.497%

Amortization(2):                          IO/360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               04/01/2014

Expected Maturity Balance:                  $52,792,186

Sponsors:                      Jamestown, Taconic Investment Partners and New
                               York State Common Retirement Fund

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 03/04/2007 and 24
                               months after the start-up date of the last REMIC that holds an 111 Eighth Avenue Companion Loan, with U.S. Treasury defeasance thereafter.
                               Prepayable without premium from and after 01/01/2014.

Loan per SF(1):                                 $152.98

Up-front Reserves:                            RE Taxes:       $3,417,102

                                             Insurance:       $1,512,634

                                              TI/LC(3):      $29,596,526

                                       Lease Buy-Out(4)       $3,333,333

                                      Required Repairs:         $500,000

Ongoing Reserves:                             RE Taxes:   $909,561/month

                                             Insurance:   $140,525/month

                                                 CapEx:    $49,029/month

                                              Other(5):        Springing

Lockbox:                                           Hard

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Office

Property Sub-type:                                                Urban

Location:                                                  New York, NY

Year Built/Renovated:                                         1932/1998

Occupancy(6):                                                      92.8%

Square Footage:                                               2,941,646

The Collateral:                                17-story office building

Ownership Interest:                                                 Fee

Major Tenants                    %NRSF     Base Rent PSF   Lease Expiration
------------------------------   ------    -------------   ----------------
                                    0.8%          $17.32
                                    7.7%          $39.92      01/01/2005
                                 ------    -------------
Sprint Communications               8.5%          $37.81      12/31/2014
Wachovia/Prudential Securities      6.4%          $12.75      02/28/2006

CCH Legal Information               0.2%          $30.86      08/31/2004
                                    5.5%          $27.40      02/28/2019
                                 ------    -------------
                                    5.6%          $27.49

Property Management:                     Taconic Management Company LLC

U/W Net Op. Income:                                         $64,178,227

U/W Net Cash Flow:                                          $63,589,877

Appraised Value:                                           $800,000,000

Cut-off Date LTV(1):                                               56.3%

Maturity Date or ARD LTV(1):                                       49.5%

DSCR(1)(7):                                                       2.54x

(1) The subject $60,000,000 loan represents an approximately 13.3% pari passu interest in the senior $450,000,000 portion of a $500,000,000 total mortgage loan (the "111 Eighth Avenue Whole Loan") secured by the 111 Eighth Avenue Property. The Loan per SF, LTV and DSCR numbers in this table are based on the $450,000,000 senior financing. The reserves described in the footnotes below apply to the 111 Eighth Avenue Whole Loan.

(2) The loan is interest only through for the first 24 months of the loan term with principal and interest payments commencing 05/01/2006. The total $500,000 loan amortizes on a 30-year amortization schedule after the initial 24 month interest only period.

(3) The 111 Eighth Avenue Borrower also is required to deposit into the TI/LC Reserve Account all lease termination payments received after the closing date.

(4) Funds in the Lease Buy-Out Reserve Account will be used to pay a former tenant the remaining two annual payments relating to the lease buy-out obligations of the 111 Eighth Avenue Borrower.

(5) If the DSCR falls below 1.00x and the amount on deposit in the TI/LC Reserve Account is less than $8,000,000, the 111 Eighth Avenue Borrower will be required to make monthly deposits into the TI/LC Reserve Account the lesser of (i) the excess cash, if any, after application of amounts set forth in the loan documents (including payment of debt service, required reserves and approved operating expenses) and (ii) an amount, as determined in the lender's reasonable discretion, necessary to accumulate sufficient funds in the TI/LC Reserve Account to address the anticipated tenant improvement costs, leasing commissions and other costs relating to any vacant space at the mortgaged property which give rise to the failure of the mortgaged property to have a DSCR of at least 1.00x (the "Special Rollover Approved Leasing Expenses"). The 111 Eighth Avenue Borrower may cease making deposits into the TI/LC Reserve Account upon the earliest to occur (and the lender having given notice thereof to the third-party clearing bank) of (a) the lender having reasonably determined that sufficient funds have been deposited into the TI/LC Reserve Account to address the Special Rollover Approved Leasing Expenses, (b) the amount on deposit in the TI/LC Reserve Account is at least $8,000,000 or (c) the mortgaged property has achieved a DSCR of at least 1.00x for two consecutive quarters.

(6)   Based on a rent roll dated 12/01/2003.

(7) The DSCR is based on the interest payments during the interest only period. The DSCR after the interest only period will be 2.08x and will be based on the principal and interest payments commencing 05/01/2006. The DSCR for the 111 Eighth Avenue Whole Loan is 2.24x during the interest only period and 1.84x after the interest only period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

The 111 Eighth Avenue Loan

            The Loan. The second largest loan (the "111 Eighth Avenue Loan") as evidenced by that Promissory Note A2-B secured by, among other things, an Amended, Restated and Consolidated Mortgage, Assignment of Leases and Rents and Security Agreement encumbering an office building located in New York, New York (the "111 Eighth Avenue Property"). The 111 Eighth Avenue Loan was originated on 03/04/2004, by Greenwich Capital Financial Products, Inc., and the promissory note evidencing such loan was assigned immediately after closing to Morgan Stanley Mortgage Capital Inc.

            The 111 Eighth Avenue Loan represents an approximately 13.3% pari passu interest in the senior $450,000,000 portion of a $500,000,000 total mortgage loan. The 111 Eighth Avenue Loan is secured by the 111 Eighth Avenue Property, on a pari passu basis, with $390,000,000 of other A Note mortgage loans, each having the same interest rate, maturity date and amortization term as the 111 Eighth Avenue Loan, and also secures, on a subordinate basis, two subordinate B Note mortgage loans with an aggregate initial principal amount of $50,000,000. Such other A Note mortgage loans are collectively referred to in this prospectus supplement as the "111 Eighth Avenue Companion Loans" and the B Note mortgage loans are collectively referred to in this prospectus supplement as the "111 Eighth Avenue B Notes". Only the 111 Eighth Avenue Loan is included in the trust. The 111 Eighth Avenue Loan and the 111 Eighth Avenue Companion Loans and the 111 Eighth Avenue B Notes are serviced pursuant to the 2004-GG1 Pooling and Servicing Agreement (as defined in this prospectus supplement) and, therefore, the master servicer thereunder will remit collections and establish and maintain reserves, if any, on the 111 Eighth Avenue Loan.

            The Borrower. The borrower under the 111 Eighth Avenue Loan, 111 Chelsea Commerce LP, is a Delaware limited partnership (the "111 Eighth Avenue Borrower") that is a special purpose, bankruptcy remote entity controlled by Taconic Investment Partners, Jamestown and New York State Common Retirement Fund.

            The Property. The 111 Eighth Avenue Property, occupying the full city block from West 15th to West 16th Streets and Eighth to Ninth Avenues in New York, New York, consists of a 17-story office building containing approximately 2,941,646 SF of space, of which approximately 981,316SF (or 33.4% of total SF) is leased to tenants in the telecommunications industry. The 111 Eighth Avenue Property was originally constructed in 1932 and underwent an approximately $50,000,000 renovation in 1998.

            Lease Expiration Summary. The following tables show scheduled lease expirations at the 111 Eighth Avenue Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling       per SF Rolling        Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                 0                $0.00               7%                 7%                   0%                  0%
 Management              13                $0.00               3%                10%                   0%                  0%
     MTM                  1                $0.00               0%                10%                   0%                  0%
    2004                 12               $25.30               9%                19%                   8%                  8%
    2005                  8               $27.93               2%                21%                   2%                 10%
    2006                  5               $16.96               6%                27%                   3%                 13%
    2007                  2               $17.99               1%                28%                   0%                 14%
    2008                  8               $30.35               3%                31%                   3%                 17%
    2009                 21               $33.35               7%                38%                   8%                 25%
    2010                  1               $54.10               0%                38%                   0%                 25%
    2011                  8               $21.81               4%                42%                   3%                 28%
    2012                  2               $41.38               0%                42%                   1%                 29%
    2013                  7               $33.95               9%                51%                  11%                 40%
2014 & Beyond            60               $31.38              49%               100%                  60%                100%


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

            Property Management. The 111 Eighth Avenue Property is managed by Taconic Management Company LLC, which is an affiliate of the 111 Eighth Avenue Borrower.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. The 111 Eighth Avenue Property also secures, on a subordinate basis, two subordinate B Note mortgage loans each with an initial principal balance of $25,000,000. Various matters regarding the respective rights and obligations of the trust, as the holder of the 111 Eighth Avenue Loan, the holders of the 111 Eighth Avenue Companion Loans and the holders of the 111 Eighth Avenue B Notes are governed by an intercreditor agreement. The intercreditor agreement is described in this prospectus supplement under "Description of the Mortgage Pool-The 111 Eighth Avenue Pari Passu Loan" and under "Servicing of the Mortgage Loans-Servicing of Certain Mortgage Loans with Other Financing-Rights of the Holders of the 111 Eighth Avenue B Notes". Additional indebtedness is not allowed, except amounts for the unsecured trade payables and financing of equipment used at the 111 Eighth Avenue Property so long as such indebtedness is incurred in the ordinary course of business and (i) in the aggregate does not exceed $10,000, (ii) in the case of unsecured trade payables, is paid within 60 days from the date incurred and
(iii) in the case of debt incurred in the financing of equipment, is not evidenced by a note.

            Other Encumbrances. In connection with the syndication of limited partnership interests and non-managing member interests in upper-tier Jamestown entities, and as security for certain bridge loans made to those upper-tier Jamestown entities, the loan documents permit liens to be placed upon the right to receive subscription payments, capital contributions and other distributions of such limited partnership interests and non-managing member interests. The loan documents, however, prohibit the creation of any lien that would affect the control or management of the 111 Eighth Avenue Borrower or its managing member and the foreclosure of such liens and do not grant the lien holder any intercreditor rights against the holders of the 111 Eighth Avenue Companion Loans.

            Release of Parcels. Not allowed.

Certain additional information regarding the 111 Eighth Avenue Loan and the 111 Eighth Avenue Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      Mortgage Loan No. 3 - Rockvale Square
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      Mortgage Loan No. 3 - Rockvale Square
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                      Mortgage Loan No. 3 - Rockvale Square
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance(1):                        $53,000,000

Cut-off Date Balance:                       $52,920,602

Shadow Rating (S&P/ Fitch):                         NAP

First Payment Date:                          05/01/2004

Interest Rate:                                    5.756%

Amortization:                                300 months

Hyperamortization:                                  NAP

ARD:                                                NAP

Maturity Date:                               04/01/2014

Expected Maturity Balance:                  $40,831,343

Sponsor:                       Kenneth A. Cohen, Louis B. Rappaport, Jonathan
                               Gelman

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 03/23/2009 and 24
                               months after the REMIC start-up date, with U.S.
                               Treasury defeasance thereafter. Prepayable without premium from and after 01/01/2014. Loan per SF(1): $94.21

Up-front Reserves(2):                            TI/LC:       $1,500,000

                                      Required Repairs:       $1,250,000

                                              RE Taxes:         $249,271

Ongoing Reserves(3):                          RE Taxes:   $119,579/month

                                             Insurance:    $20,685/month

                                                 TI/LC:    $46,812/month

                                                 CapEx:    $11,703/month

Lockbox:                                           Hard

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Retail

Property Sub-type:                                             Anchored

Location:                                                 Lancaster, PA

Year Built/Renovated:                                         1986/1996

Occupancy(4):                                                      83.5%

Square Footage:                                                 561,750

The Collateral:                      17-building anchored outlet center

Ownership Interest(5):                                              Fee

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
VF Factory Outlet                 5.1%           $7.00      03/31/2007
Reading China                     4.8%          $14.24      11/30/2008
Carter's                          2.7%          $11.25      10/31/2011

Property Management:                       PA Outlet Management Company

U/W Net Op. Income:                                          $7,341,321

U/W Net Cash Flow:                                           $6,907,101

Appraised Value:                                            $78,000,000

Cut-off Date LTV(1):                                               67.8%

Maturity Date or ARD LTV(1):                                       52.3%

DSCR(1)(6):                                                       1.73x

(1) The subject $53,000,000 loan represents the entire senior portion of a $58,000,000 total mortgage debt secured by the Rockvale Square Property. The Loan per SF, LTV and DSCR numbers in this table are based on the $53,000,000 senior financing.

(2) The Up-front Immediate Repairs Reserve was collected to address $52,520 of identified property repairs, as well as general property improvements planned by the Rockvale Square Borrower.

(3) The loan documents require the Rockvale Square Borrower to make monthly deposits for insurance premiums to the related reserve account unless the Rockvale Square Property is insured pursuant to a blanket or umbrella insurance policy acceptable to the lender. The amounts shown represent current collections.

(4)   Based on a rent roll dated 03/02/2004.

(5) The Rockvale Square Loan is secured by the Rockvale Square Borrower's leasehold interest and an affiliate of the Rockvale Square Borrower's fee interest in the Rockvale Square Property.

(6)   The DSCR for the entire loan including the subordinate B Note is 1.51x.

The Rockvale Square Loan

            The Loan. The third largest loan (the "Rockvale Square Loan") as evidenced by the Replacement Note A, is secured by a Mortgage and Security Agreement and Assignment of Leases and Rents encumbering (i) the borrower's leasehold interest in an outlet retail center consisting of seventeen buildings and containing approximately 561,750 SF of space known as Rockvale Square,


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
located in Lancaster, Pennsylvania (the "Rockvale Square Property") and (ii) the fee interest in the Rockvale Square Property held by Rockvale Group, L.P., a Pennsylvania limited partnership and affiliate of the borrower. The mortgage on the subject property also secures a subordinate B Note in the original principal amount of $5,000,000, which will be serviced under the pooling and servicing agreement but is not an asset of the trust. Rockvale Group, L.P. is not a debtor under the Rockvale Square Loan, but granted the lender an accommodation mortgage on its fee interest in the Rockvale Square Property. In addition, the Rockvale Square Borrower lent the net proceeds of the Rockvale Square Loan to the Rockvale Group, L.P. in exchange for a promissory note that Rockvale Outlet Center, L.P. (the "Rockvale Square Borrower") subsequently assigned to the lender. The Rockvale Square Loan was originated on 03/23/2004 by Morgan Stanley Mortgage Capital Inc.

            The Borrower. The Rockvale Square Borrower, a Pennsylvania limited partnership, is a special purpose, bankruptcy remote entity sponsored by Kenneth
A. Cohen, Louis B. Rappaport, and Jonathan Gelman (collectively, the "Rockvale Square Sponsors"). The Rockvale Square Sponsors are, with others, principals in Gelcor Realty, a brokerage firm specializing in buyer and tenant representation.

            The Property. The Rockvale Square Property is an outlet retail center encompassing seventeen buildings, totaling approximately 561,750 SF, which were constructed on a sixty-four acre parcel of land in the city of Lancaster, county of Lancaster, Pennsylvania. The buildings were constructed over a period beginning in 1986 and ending in 1996. The largest tenants of the Rockvale Square Property include: VF Factory Outlet (5.1% of SF); Reading China (4.8% of SF); Carter's (2.7% of SF); Lenox (1.9% of SF); QVC (1.8% of SF); and Nike (1.8% of SF). There is a dark Levi's space constituting 2.1% of square footage. Included in the collateral securing the Rockvale Square Property is a food court, bank, information center and two automated teller machines. Also located on the Rockvale Square Property, but excluded from the collateral securing the Rockvale Square Loan, are a 112 room Park Inn hotel and 6 restaurants.

            Lease Expiration Summary. The following tables show scheduled lease expirations at the Rockvale Square Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling     per SF Rolling (1)      Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                19                $0.00              16%                16%                   0%                  0%
     MTM                  1                $8.61               0%                17%                   0%                  0%
    2004                 18               $14.76              13%                29%                  14%                 15%
    2005                 23               $15.36              15%                44%                  18%                 32%
    2006                 21               $15.90              14%                58%                  19%                 51%
    2007                 22               $14.01              22%                80%                  24%                 75%
    2008                 12               $16.19              12%                92%                  15%                 90%
    2009                  3               $15.60               2%                94%                   2%                 92%
    2010                  1                  N/A               0%                94%                   1%                 93%
    2011                  4               $12.49               5%                99%                   5%                 97%
    2012                  0                $0.00               0%                99%                   0%                 97%
    2013                  0                $0.00               0%                99%                   0%                 97%
2014 & Beyond             2               $17.00               1%               100%                   3%                100%

            Property Management. The Rockvale Square Property is managed by PA Outlet Management Company, an affiliate of the Rockvale Square Borrower.

            Mezzanine Debt. Not allowed.

            Additional Indebtedness. There exists a B Note in the original principal amount of $5,000,000 in connection with the Rockvale Square Loan that is secured by the same mortgage. Various matters regarding the respective rights and obligations of the trust, as the holder of the Rockvale Square Loan, and the holder of the related subordinate B Note are governed by an intercreditor agreement. The intercreditor agreement is described in this prospectus supplement under "Description of the Mortgage Pool--The


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

Rockvale Square Mortgage Loan" and under "Servicing of the Mortgage Loans--Servicing of Certain Mortgage Loans with Other Financing--Rights of the Holder of the Rockvale Square B Note". Additional indebtedness (other than trade payables not to exceed 3.0% of the then outstanding principal balance of the Rockvale Square Loan) is not allowed.

            Release of Parcels. Not allowed.

            Environmental Indemnity. A gasoline service station owned by Amerada Hess Corporation ("Hess") is located on adjoining east property to the Rockvale Square Property. According to a Phase I Environmental Site Assessment Report dated January 26, 2004, the gasoline service station is listed as a leaking underground storage tank site, with soil and groundwater contamination documented above the Pennsylvania Department of Environmental Protection ("PADEP") standards. No soil was detected on the Rockvale Square Property, however, groundwater impact was noted. Hess is the confirmed responsible party and is actively addressing the contamination under the supervision of the PADEP. In connection with the origination of the Rockvale Square Loan, Hess executed an indemnity agreement in favor of the Rockvale Square Borrower and any successor owner of the Rockvale Square Property (the "Hess Indemnity") which, among other things, (i) indemnified such parties against loss or damage such parties may incur due to an environmental condition at the Rockvale Square Property caused by a pre-existing environmental condition at a Hess gas station neighboring the Rockvale Square Property and (ii) placed an affirmative obligation upon Hess to perform and pay for the monitoring and, if applicable, remediation of the pre-existing environmental condition. The Hess Indemnity was collaterally assigned to the lender at closing. In addition, the Rockvale Square Borrower made certain representations, warranties and covenants related to the Hess Indemnity. The Rockvale Square Sponsors and the Rockvale Square Borrower also executed an environmental indemnity in favor of the lender which, among other things, expressly covers any losses or damages incurred by the lender as a result of the pre-existing environmental condition.

            Certain additional information regarding the Rockvale Square Loan and the Rockvale Square Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

           Mortgage Loan No. 4 - Alamo Quarry Market & Quarry Crossing
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

           Mortgage Loan No. 4 - Alamo Quarry Market & Quarry Crossing
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

           Mortgage Loan No. 4 - Alamo Quarry Market & Quarry Crossing
--------------------------------------------------------------------------------

                                  Loan Property
--------------------------------------------------------------------------------
Original Balance(1):                        $40,000,000

Cut-off Date Balance:                       $39,835,545

Shadow Rating (S&P/ Fitch):                         NAP

First Payment Date:                          02/08/2004

Interest Rate:                                    5.670%

Amortization:                                360 months

ARD:                                         01/08/2014

Hyperamoritzation:                                  Yes

Maturity Date:                               01/08/2034

Expected ARD Balance:                       $33,657,656

Sponsor:                          American Assets, Inc.

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 01/08/2007 and 24
                               months after the start-up date of the REMIC that holds the Alamo Quarry Market & Quarry Crossing
                               Companion Loan, with U.S. Treasury defeasance thereafter. Prepayable without premium from and after 10/08/2013.

Loan per SF(1):                                 $185.96

Up-front Reserves(2):                           CapEx.:          $88,500

Ongoing Reserves(2)(3):                         RE Tax:        Springing

                                             Insurance:        Springing

                                                 TI/LC:        Springing

                                                 CapEx:     $7,375/month

Lockbox(4):                                        Soft

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Retail

Property Sub-type:                                             Anchored

Location:                                               San Antonio, TX

Years Built:                                                 1997, 1999

Occupancy(5):                                                      96.9%

Square Footage:                                                 583,723

The Collateral:                  16-building, one story shopping center

Ownership Interest:                                                 Fee

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Regal Entertainment Group        12.4%          $12.50      03/01/2018
(Regal Cinemas)
Bed, Bath & Beyond                6.9%          $12.00      01/31/2013
Whole Foods                       6.5%          $10.45      10/31/2012

Property Management:                              American Assets, Inc.

U/W Net Op. Income:                                         $10,136,531

U/W Net Cash Flow:                                           $9,812,027

Appraised Value:                                           $142,000,000

Cut-off Date LTV(1):                                               76.4%

Maturity Date or ARD LTV(1):                                       64.6%

DSCR(1):                                                          1.30x

(1) The subject $40,000,000 loan represents a 36.7% pari passu interest in a $109,000,000 mortgage loan. The Loan per SF, LTV and DSCR numbers in this table are based on the total $108,551,861 (current balance) financing. The reserves described in the footnotes below apply to the entire $109,000,000 financing.

(2) At closing, the Alamo Quarry Market & Quarry Crossing Borrower deposited $88,500 into the CapEx Reserve Account. If funds are withdrawn from the account, the Borrower must replace the funds by making monthly payments of $7,375 until the balance equals $88,500.

(3) The Alamo Quarry Market & Quarry Crossing Borrower will be required to make a monthly deposit into the RE Tax Reserve Account and Insurance Reserve Account in the amount of 1/12 of the annual real estate taxes and insurance premiums, respectively, so long as (i) an event of default under the loan documents has occurred and is continuing, (ii) the Alamo Quarry Market & Quarry Crossing Borrower does not pay all taxes and insurance premiums and (iii) the Borrower fails to provide satisfactory evidence of payment of taxes and insurance premiums. Upon the occurrence and continuance of a cash management period, the Alamo Quarry Market & Quarry Crossing Borrower will be required to make a monthly deposit into the TI/LC Reserve Account in the amount of $295,000. A cash management period is defined in the loan documents as (i) a period of time during the occurrence and continuance of an event of default, (ii) the DSCR is less than 1.10x (calculated on a quarterly basis), (iii) a period of time occurring and continuing after the Alamo Quarry Market & Quarry Crossing Borrower becomes insolvent or bankrupt or (iv) a period of time beginning on the ARD (if the loan is not repaid in full on that date) and continuing until the loan is repaid in full. If funds are withdrawn from this account, the Alamo Quarry Market & Quarry Crossing Borrower will be required to make monthly deposits into the TI/LC Reserve Account in the amount of the lesser of $24,583.34 or a sum that, when added to TI/LC Reserves already on deposit with lender, equals $295,000. After the event of default is cured or if the DSCR calculated for the preceding 12 months is greater than 1.10x for six consecutive months, the funds in the TI/LC Reserve Account will be disbursed to the Alamo Quarry Market & Quarry Crossing Borrower and the foregoing obligations to make monthly deposits into the TI/LC Reserve Account will cease.

(4) All rents received by the Alamo Quarry Market & Quarry Crossing Borrower must be deposited directly into the lockbox account. The Borrower may withdraw funds from the lockbox except during a cash management period (defined in footnote 3 above) in which case a hard lockbox will be in place. The hard lockbox will become soft again if the DSCR is greater than 1.10x for 12 consecutive months.

(5)   Based on a rent roll dated 03/31/2004.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

The Alamo Quarry Market & Quarry Crossing Loan

            The Loan. The fourth largest loan (the "Alamo Quarry Market & Quarry Crossing Loan"), as evidenced by that Promissory Note A-2 ($20,380,000) and Promissory Note A-4 ($19,620,000), is secured by a first priority Deed of Trust and Security Agreement and Assignment of Leases and Rents (the "Alamo Quarry Market & Quarry Crossing Mortgage") encumbering a shopping center containing approximately 583,723 SF known as Alamo Quarry Market & Quarry Crossing, located in San Antonio, Texas (the "Alamo Quarry Market & Quarry Crossing Property"). The Alamo Quarry Market & Quarry Crossing Loan was originated on 12/31/2003 by Morgan Stanley Mortgage Capital Inc.

            The Alamo Quarry Market & Quarry Crossing Loan represents an approximately 36.7% pari passu interest in a $109,000,000 (original balance) loan. The other mortgage loans secured by the Alamo Quarry Market & Quarry Crossing Property are each pari passu in right of payment to the Alamo Quarry Market & Quarry Crossing Loan (collectively, the "Alamo Quarry Market & Quarry Crossing Companion Loans"). The Alamo Quarry Market & Quarry Crossing Companion Loans have original principal balances of $49,380,000 and $19,620,000 and the same interest rate, maturity date and amortization term as the Alamo Quarry Market & Quarry Crossing Loan. Only the Alamo Quarry Market & Quarry Crossing Loan is included in the trust. The Alamo Quarry Market & Quarry Crossing Loan and the Alamo Quarry Market & Quarry Crossing Companion Loans are serviced pursuant to the 2004-HQ3 Pooling and Servicing Agreement (as defined in this prospectus supplement) and, therefore, the master servicer thereunder will remit collections and establish and maintain reserves, if any, on the Alamo Quarry Market & Quarry Crossing Loan. Various matters regarding the respective rights and obligations of the trust, as the holder of the Alamo Quarry Market & Quarry Crossing Loan, and the holders of the Alamo Quarry Market & Quarry Crossing Companion Loans are governed by an intercreditor agreement. The intercreditor agreement is described in this prospectus supplement under "Description of the Mortgage Pool--The Alamo Quarry Market & Quarry Crossing Pari Passu Loan".

            The Borrower. The tenants-in-common borrowers are Alamo Stonecrest Holdings, LLC, a Delaware limited liability company ("Stonecrest"), and Alamo Vista Holdings, LLC, a Delaware limited liability company ("Vista" and together with Stonecrest, the "Alamo Quarry Market & Quarry Crossing Borrowers") that are each a special purpose, bankruptcy remote entity. Pacific Stonecrest Holdings, L.P., a California limited partnership, whose general partner is Pacific Stonecrest Assets, Inc., a California corporation, is the sole member of Stonecrest. Vista Hacienda, L.P., a California limited partnership, is the sole member of Vista. American Assets, Inc. (the "Sponsor") owns at least a 51.0% direct or indirect interest in Vista Hacienda, L.P.

            The Property. The Alamo Quarry Market & Quarry Crossing Property, located in San Antonio, Texas, is situated along Highway 281, just south of Loop
410. The Alamo Quarry Market & Quarry Crossing Property was built in 1997 and 1999 and consists of a 583,723 SF, primarily one story shopping center comprised of 16 buildings. Its anchors and major tenants include Regal Entertainment Group, Bed Bath & Beyond, Whole Foods, and Borders Books. The Alamo Quarry Market & Quarry Crossing Property is situated on an approximately 59 acre parcel of land and contains 3,282 parking spaces.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

            Lease Expiration Summary. The following tables show scheduled lease expirations at the Alamo Quarry Market & Quarry Crossing Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases    Average Base Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling        per SF Rolling       Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------    -----------------   -------------    ---------------    -----------------    ----------------
   Vacant                 6                $0.00               3%                 3%                   0%                  0%
    2004                  1               $23.00               1%                 4%                   1%                  1%
    2005                  6               $27.10               2%                 6%                   3%                  4%
    2006                  3               $24.05               1%                 7%                   2%                  6%
    2007                 20               $20.77              15%                22%                  18%                 24%
    2008                 15               $20.08              14%                36%                  16%                 41%
    2009                  1               $22.00               1%                37%                   1%                 42%
    2010                  7               $24.40               8%                45%                  12%                 53%
    2011                  2               $25.30               1%                47%                   2%                 55%
    2012                  6               $14.31              20%                67%                  17%                 72%
    2013                  9               $15.89              17%                83%                  15%                 88%
2014 & Beyond             5               $12.70              17%               100%                  12%                100%

            Property Management. The Alamo Quarry Market & Quarry Crossing Property is managed by the American Assets, Inc., an affiliate of the Alamo Quarry Market & Quarry Crossing Borrower.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. Subordinate indebtedness and other encumbrances are generally prohibited by the Alamo Quarry Market & Quarry Crossing Loan Financing documents, except amounts deriving from leases of the Alamo Quarry Market & Quarry Crossing Property.

            Release of Parcels. Not allowed.

Certain additional information regarding the Alamo Quarry Market & Quarry Crossing Loan and the Alamo Quarry Market & Quarry Crossing Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                   Mortgage Loan No. 5 - San Marino Apartments
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                   Mortgage Loan No. 5 - San Marino Apartments
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                   Mortgage Loan No. 5 - San Marino Apartments
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $27,000,000

Cut-off Date Balance:                       $26,820,819

Shadow Rating (S&P/Fitch):                          NAP

First Payment Date:                          06/01/2003

Interest Rate:                                    5.270%

Amortization(1):                          IO/360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               05/01/2013

Expected Maturity Balance:                  $22,731,915

Sponsors:                               J. David Taylor
                                        N. Berry Taylor
                                  Thomas H. Taylor, Jr.

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 06/01/2007 or 24
                               months after the REMIC start-up date, with U.S.
                               Treasury defeasance thereafter. Prepayable without premium from and after 02/01/2013.

Loan per Unit:                                  $76,631

Up-front Reserves:                              RE Tax:          $44,323

                                             Insurance:          $99,398

Ongoing Reserves:                               RE Tax:     $5,540/month

                                             Insurance:    $24,849/month

                                                 CapEx:     $4,375/month

Lockbox:                                           None

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                              Multifamily

Property Subtype:                                     Garden Apartments

Location:                                               Naples, Florida

Years Built:                                                  2001-2002

Occupancy(2):                                                      95.1%

Units:                                                              350

The Collateral:                17-building, two and three-story garden-
                                                style apartment complex

Ownership Interest:                                                 Fee

Property Management:                             San Marino Naples, LLC

U/W Net Op. Income:                                          $2,774,749

U/W Net Cash Flow:                                           $2,704,749

Appraised Value:                                            $36,000,000

Cut-off Date LTV:                                                  74.5%

Maturity Date LTV:                                                 63.1%

DSCR(3):                                                          1.51x

(1) The loan was interest only for the first 6 months of the loan term, with principal and interest payments commencing on 12/01/2003. The total $27,000,000 loan amortizes on a 30-year schedule after the initial 6 month interest only period.

(2)   Based on a rent roll dated 02/25/2004.

(3) The DSCR is based on the principal and interest payments which commenced on 12/01/2003.

The San Marino Apartments Loan

            The Loan. The fifth largest loan (the "San Marino Apartments Loan") as evidenced by a promissory note (the "San Marino Apartments Note") is secured by a Mortgage and Security Agreement (the "San Marino Apartments Mortgage") encumbering a 350-unit multifamily residential complex located in Naples, Florida (the "San Marino Apartments Property"). The San Marino Apartments Loan was originated by Nationwide Life Insurance Company on 04/25/2003.

            The Borrower. The borrower is San Marino Naples, LLC, a Delaware limited liability company (the "San Marino Borrower"). The San Marino Borrower is a special purpose entity. The sole member of the San Marino Borrower is SMN Management, LLC ("SMN"), a Delaware limited liability company. SMN's sole member is Taylor Ranch, Ltd., a Florida limited


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
partnership, whose general partner is Taylor Ranch, Inc., a Florida corporation (1% partnership interest) and whose limited partners are the J. David Taylor Trust, the N. Berry Taylor Trust and the Thomas H. Taylor Trust (each with a 33.3% partnership interest). The shareholders of Taylor Ranch, Inc. are the J. David Taylor Trust, the N. Berry Taylor Trust and Thomas H. Taylor Trust, Jr. Trust (each with a 33.3% interest).

            The Property. The San Marino Apartments Property is a 350-unit garden style apartment complex situated on 36.96 acres in Naples, Florida. The complex consists of 17 two- and three-story concrete "tunnel form" frame with painted stucco exterior buildings. The unit mix consists of 77 one-bedroom units, 181 two-bedroom units and 92 three-bedroom/two-bath units. The units have an average size of approximately 1,115 SF. The complex, which was completed in 2002, includes a gated entrance, leasing office/clubhouse with business center, swimming pool, tennis court, billiards room, racquetball/basketball court, exercise facility, two lakes, playground, walking trails, car wash and a total of 602 parking spaces. The subject is located in an unincorporated portion of Naples, Collier County, Florida approximately five miles east of the Naples CBD.

            Property Management. The San Marino Apartments Property is managed by San Marino Naples, LLC, the borrower.

            Additional Indebtedness/Secondary Financing. The San Marino Borrower is generally prohibited from incurring any other secured debt. The San Marino Borrower is, however, permitted to obtain a subordinate loan secured by the San Marino Apartments Property under certain conditions. Two years following the closing date, the San Marino Borrower may obtain fixed rate subordinate financing from an institutional lender approved by the lender. In order to obtain such subordinate financing, there must be no default under the San Marino Apartments Loan, a DSCR and LTV test must be met, the subordinate loan must be fully amortizing with a maturity date on or before the San Marino Apartments Loan's maturity date and the subordinate lender must enter into a subordinate agreement acceptable to the lender. A default under the subordinate loan shall be a default under the San Marino Apartments Loan.

            Release of Parcels. Not allowed.

Certain additional information regarding the San Marino Apartments Loan and the San Marino Apartments Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 6 - 315 Hudson Street
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 6 - 315 Hudson Street
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 6 - 315 Hudson Street
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $22,000,000

Cut-off Date Balance:                       $21,947,231

Shadow Rating (S&P/Fitch):                      AAA/AAA

First Payment Date:                          04/01/2004

Interest Rate:                                    4.730%

Amortization:                                360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               03/01/2014

Expected Maturity Balance:                  $17,975,060

Sponsor:                              Burton P. Resnick

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 02/25/2008 and 24
                               months after the REMIC start-up date, with U.S.
                               Treasury defeasance thereafter. Prepayable without premium from and after 12/01/2013.

Loan per SF:                                     $50.52

Up-front Reserves:                              RE Tax:         $350,289

Ongoing Reserves(1):                            RE Tax:    $87,572/month

                                             Insurance:        Springing

Lockbox:                                            NAP

                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Office

Property Sub-type:                                                Urban

Location:                                                  New York, NY

Year Built:                                                        1904

Occupancy(2):                                                      96.4%

Square Footage:                                                 434,438

The Collateral:                                 9-story office building

Ownership Interest:                                                 Fee

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Federation Employment and
Guidance Service, Inc.           45.0%          $19.50      11/30/2018
United States of America
(FBI)                            14.3%           $7.76      08/31/2004
Amsco School Publications        11.2%          $20.52      02/28/2014

Property Management:                          Jack Resnick & Sons, Inc.

U/W Net Op. Income:                                          $4,327,015

U/W Net Cash Flow:                                           $3,578,167

Appraised Value:                                            $53,100,000

Cut-off Date LTV:                                                  41.3%

Maturity Date LTV:                                                 33.9%

DSCR:                                                             2.60x

(1) Insurance reserve not required unless the 315 Hudson Street Borrower ceases to be in compliance with the insurance requirements set forth in the 315 Hudson Street Loan Agreement.

(2)   Based on rent roll dated 02/23/2004.

The 315 Hudson Street Loan

            The Loan. The sixth largest loan (the "315 Hudson Street Loan") as evidenced by a promissory note (the "315 Hudson Street Note") is secured by a Mortgage and Security Agreement (the "315 Hudson Street Mortgage") encumbering a 434,438 SF nine story office building located in New York, New York (the "315 Hudson Street Property") and is governed by, and subject to the terms and provisions of, a loan agreement between the lender and the borrower (the "315 Hudson Street Loan Agreement"). The 315 Hudson Street Loan was originated by Washington Mutual Bank, FA on 02/25/2004.

            The Borrower. The borrower is 315 Hudson LLC, a Delaware limited liability company (the "315 Hudson Street Borrower"). The 315 Hudson Street Borrower is a special purpose entity. The sole member of the 315 Hudson Street Borrower is Van-Hud Realty Co., a New York limited partnership.

            The Property. The 315 Hudson Street Property is a 434,438 SF nine story office building with ground floor retail. The building was originally constructed in 1904, has undergone several updates throughout the history of the property, and contains exterior ornamentation and stone work. The exterior facade was most recently renovated in 2003 and the exterior windows were


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
replaced in 1987. The property is located on the western block of Hudson Street between Spring Street and Vandam Street within the Hudson Square submarket of downtown Manhattan.

Federation Employment and Guidance Services (FEGS) is the largest tenant and occupies 45.0% of the property's net rentable square footage. FEGS has been in occupancy for six years and its current lease expires in 2018. FEGS, which is a private, not-for-profit health related and human services organization, was established in 1934 to find employment for unemployed men and women.

            Lease Expiration Summary. The following tables show scheduled lease expirations at the 315 Hudson Street Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date.

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling       per SF Rolling        Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                 0                $0.00               4%                 4%                   0%                  0%
     MTM                  0                $0.00               0%                 4%                   0%                  0%
    2004                  4                $8.18              25%                28%                  13%                 13%
    2005                  2                $8.15               4%                32%                   2%                 15%
    2006                  0                $0.00               0%                32%                   0%                 15%
    2007                  2               $11.46               3%                36%                   2%                 18%
    2008                  1                $6.00               1%                37%                   0%                 18%
    2009                  0                $0.00               0%                37%                   0%                 18%
    2010                  0                $0.00               0%                37%                   0%                 18%
    2011                  0                $0.00               0%                37%                   0%                 18%
    2012                  0                $0.00               0%                37%                   0%                 18%
    2013                  0                $0.00               0%                37%                   0%                 18%
2014 & Beyond             3               $20.13              63%               100%                  82%                100%

            Property Management. The 315 Hudson Street Property is managed by Jack Resnick & Sons, Inc., a New York corporation, which is affiliated with 315 Hudson LLC.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. Not allowed.

            Release of Parcels. Not allowed.

Certain additional information regarding the 315 Hudson Street Loan and the 315 Hudson Street Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 7 - Long Beach Plaza
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 7 - Long Beach Plaza
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                     Mortgage Loan No. 7 - Long Beach Plaza
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $21,858,000

Cut-off Date Balance:                       $21,812,622

Shadow Rating (S&P/Fitch):                          NAP

First Payment Date:                          04/01/2004

Interest Rate:                                    5.420%

Amortization:                                360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               03/01/2014

Expected Maturity Balance:                  $18,260,259

Sponsors:                             Gary Gumowitz and
                                            Morris Levy

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 03/01/2008 and 24
                               months after the REMIC start-up date, with U.S.
                               Treasury defeasance thereafter. Prepayable without premium from and after 12/01/2013.

Loan per SF:                                    $232.44

Up-front Reserves(1):                    Environmental:         $106,250

                                      Required Repairs:          $18,500

Ongoing Reserves(2):                          RE Taxes:        Springing

                                             Insurance:        Springing

Lockbox:                                           Hard

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Retail

Property Sub-type:                                             Anchored

Location:                                                Long Beach, NY

Year Built/Renovated:                                         1985/2001

Occupancy(3):                                                     100.0%

Square Footage:                                                  93,842

The Collateral:                     Two-building anchored retail center

Ownership Interest:                                           Leasehold

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Waldbaum's                       65.5%          $23.00      01/31/2024
Eckerd Corporation                8.7%          $16.00      04/30/2017
U.S. Government, General
Services Administration           3.7%          $32.69      08/31/2006

Property Management:                                         Waldbaum's

U/W Net Op. Income:                                          $2,031,287

U/W Net Cash Flow:                                           $1,992,812

Appraised Value:                                            $27,700,000

Cut-off Date LTV:                                                  78.7%

Maturity Date or ARD LTV:                                          65.9%

DSCR:                                                             1.35x

(1) The Long Beach Plaza Borrower deposited $106,250 into the Environmental Reserve Account to cover the estimated costs of further investigation and remediation of subsurface/groundwater contamination on the Long Beach Plaza Property. This reserve is held in escrow by Lawyer's Title Insurance Corporation. According to a review by environmental consultants, the estimated liability for such condition is the cost of the remediation and no exposure is anticipated to arise from off site migration.

(2) The loan documents do not require the Long Beach Plaza Borrower to make monthly deposits for real estate taxes and insurance premiums to the reserve accounts so long as (i) the Waldbaum's Master Lease is in full force and effect, (ii) Waldbaum's is not in default under its master lease, (iii) Waldbaum's is required to pay and has paid all real estate taxes (other than those taxes aggregating $75,000 or less being contested by Waldbaum's if such enforcement would preclude enforcement of a tax lien against the related mortgaged property) under its master lease and (iv) Waldbaum's is required to pay, and has paid, all insurance premiums under its master lease.

(3)   Based on a rent roll dated 02/18/2004.

The Long Beach Plaza Loan

            The Loan. The seventh largest loan (the "Long Beach Plaza Loan") as evidenced by a single promissory note is secured by a Mortgage and Security Agreement and Assignment of Leases and Rents encumbering the borrowers' leasehold interest in a retail center consisting of two buildings and containing approximately 93,842 SF of space known as Long Beach Plaza, located in Long Beach, New York (the "Long Beach Plaza Property"). The Long Beach Plaza Loan was originated on 02/27/2004 by Morgan Stanley Mortgage Capital Inc.

            The Borrowers. The tenants-in-common borrowers are Long Beach Grocery Owners, LLC and Long Beach Market Owners, LLC, each a Delaware limited liability company (collectively, the "Long Beach Plaza Borrowers"). The Long Beach Plaza Borrowers are each a special purpose, bankruptcy remote entity sponsored by Gary Gumowitz and Morris Levy.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

            The Property. The Long Beach Plaza Property is a retail center encompassing two buildings, totaling approximately 93,842 SF, which were constructed on a seven acre parcel of land on Long Island in the city of Long Beach, County of Nassau, New York. The buildings originally were constructed in 1985 and renovated in 2001. One of the buildings at the Long Beach Plaza Property contains 91,038 SF, of which 65.5% is occupied by Waldbaum's and 34.5% is occupied by 15 in-line tenants. The second building contains 2,804 SF and is 100.0% occupied by Wendy's Old Fashioned Hamburger, a quick-service restaurant.

            Master Lease. The Long Beach Plaza Property is 100.0% leased to Waldbaum's, Inc. (the "Master Tenant") through 01/31/2024, pursuant to a triple net lease between the Master Tenant and the Long Beach Plaza Borrower (the "Waldbaum's Master Lease"). The Waldbaum's Master Lease is guaranteed by the parent company of the Master Tenant, Great Atlantic & Pacific Tea Company, Inc. ("A&P", NYSE: GAP) whose Senior Unsecured Debt is rated B3 (negative outlook) by Moody's, and Issuer Credit is rated B (negative outlook) by S&P, as of 04/19/2004.

            Ground Lease. The Long Beach Plaza Borrowers' interest in the Long Beach Plaza Property consists of a leasehold created under an assignment by Long Beach Plaza Corporation (an affiliate of the Master Tenant) to the Long Beach Plaza Borrowers of a ground lease originally entered into between Long Beach Plaza Corporation and The City of Long Beach (the "Long Beach Plaza Lease"). The Long Beach Plaza Lease expires in 05/2082.

            Lease Expiration Summary. The following tables show scheduled lease expirations at the Long Beach Plaza Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date. The table presented is based on the terms of the direct leases at the Long Beach Plaza Property:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling       per SF Rolling        Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                 0                $0.00               0%                 0%                   0%                  0%
    2004                  1               $23.36               1%                 1%                   1%                  1%
    2005                  3               $22.98               6%                 7%                   6%                  7%
    2006                  6               $29.25              12%                19%                  15%                 22%
    2007                  3               $18.21               5%                24%                   4%                 26%
    2008                  2               $23.65               3%                27%                   3%                 29%
    2009                  0                $0.00               0%                27%                   0%                 29%
    2010                  0                $0.00               0%                27%                   0%                 29%
    2011                  0                $0.00               0%                27%                   0%                 29%
    2012                  0                $0.00               0%                27%                   0%                 29%
    2013                  0                $0.00               0%                27%                   0%                 29%
2014 & Beyond             2               $22.18              74%               100%                  71%                100%

            Property Management. The Long Beach Plaza Property is managed by Waldbaum's, the property's Master Tenant.

            Mezzanine Debt. Not allowed.

            Additional Indebtedness. Not allowed.

            Release of Parcels. With respect to the Master Lease and an offer from the Master Tenant to purchase the Long Beach Plaza Property pursuant to the terms of the Master Lease, the related Long Beach Plaza Borrower is required to either pay to the lender an amount sufficient to pay Long Beach Plaza Loan in full or accept such purchase offer from the Master Tenant.

Certain additional information regarding the Long Beach Plaza Loan and the Long Beach Plaza Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

             Mortgage Loan No. 8 - Saugus Station Industrial Center
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

             Mortgage Loan No. 8 - Saugus Station Industrial Center
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

             Mortgage Loan No. 8 - Saugus Station Industrial Center
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $20,280,000

Cut-off Date Balance:                       $20,007,129

Shadow Rating (S&P/Fitch):                          NAP

First Payment Date:                          09/01/2003

Interest Rate:                                    5.590%

Amortization:                                300 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               08/01/2013

Expected Maturity Balance:                  $15,539,236

Sponsor:                            TMC Properties, LLC

Interest Calculation:                        Actual/360

Call Protection:               Lockout until the earlier of 07/10/2008 and 24
                               months after the REMIC start-up date, with U.S.
                               Treasury defeasance thereafter. Prepayable without premium from and after 05/01/2013.

Loan per SF:                                     $20.56

Up-front Reserves(1):                      TI/LC/CapEx:         $280,000

Ongoing Reserves(1):                       TI/LC/CapEx:    $10,000/month

Lockbox:                                           Hard

                              Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:                                    Single Asset

Property Type:                                               Industrial

Property Sub-type:                                            Warehouse

Location:                                             Santa Clarita, CA

Years Built:                                                  1954-1969

Occupancy(2):                                                      98.2%

Square Footage:                                                 973,121

The Collateral:                       12 one-story industrial warehouse
                                        buildings divided into 19 units

Ownership Interest:                                                 Fee

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Western Studio Services, Inc.    13.7%           $3.36      08/31/2010
(six leases)                     13.3%           $3.24      08/31/2012
                                 10.9%           $2.88      08/31/2013
                                  7.7%           $3.36      08/31/2011
                                  6.7%           $3.48      03/31/2008
                                  6.4%           $3.65      12/31/2009
                               ------    -------------
                                 58.7%           $3.29

Triscenic                         8.2%           $4.18      01/31/2007

Property Management:                                TMC Properties, LLC

U/W Net Op. Income:                                          $2,946,880

U/W Net Cash Flow:                                           $2,564,152

Appraised Value:                                            $32,800,000

Cut-off Date LTV:                                                  61.0%

Maturity Date or ARD LTV:                                          47.4%

DSCR:                                                             1.70x

(1) At closing, the Saugus Station Industrial Center Borrower deposited $280,000 into a combined tenant improvements, leasing commissions and capital expenditures reserve account, and the lender will collect reserves for the account at a rate of $10,000 per month. The reserve is capped at $450,000 and will be replenished if drawn upon.

(2)   Based on a rent roll dated 04/26/2004.

The Saugus Station Industrial Center Loan

            The Loan. The eighth largest loan (the "Saugus Station Industrial Center Loan") as evidenced by a single promissory note is secured by a first priority Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing encumbering 12 one-story buildings containing approximately 973,121 SF of space in an industrial warehouse and distribution complex located in Santa Clarita, California (the "Saugus Station Industrial Center Property"). The Saugus Station Industrial Center Loan was originated on 07/10/2003 by Morgan Stanley Mortgage Capital Inc.

            The Borrower. The borrower is Saugus Station LLC, a Delaware limited liability company (the "Saugus Station Industrial Center Borrower") that is a special purpose, bankruptcy-remote entity controlled by TMC Properties, LLC ("TMC"). TMC is an owner, redeveloper and manager of industrial and commercial real estate and holds a portfolio of approximately 2.3 million SF of


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
space located in New Jersey, California and Connecticut. TMC's executive offices are located in New York City, with additional office locations in Morris County, New Jersey and Los Angeles County, California.

            The Property. The Saugus Station Industrial Center Property is located in Santa Clarita, California, approximately 35 miles northwest of the central business district in Los Angeles, California. The Saugus Station Industrial Center Property is an industrial warehouse and distribution complex consisting of 12 one-story buildings divided into 19 units containing approximately 973,121 SF of space, which were constructed in stages between 1954 and 1969 on a 38.3 acre parcel of land. Approximately 3,800 SF of the complex is office space and the remainder of the complex is the warehouse and distribution space. Western Studio Services, Inc. ("Western") leases approximately 570,681 SF of warehouse and distribution space, or 58.7% of the total NRSF, under various lease terms. Western is a leading trucking and storage company serving television and film production companies in the Los Angeles area.

            Lease Expiration Summary. The following table shows scheduled lease expirations at the Saugus Station Industrial Center Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases    Average Base Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling        per SF Rolling       Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------    -----------------   -------------    ---------------    -----------------    ----------------
   Vacant                 1                $0.00               2%                 2%                   0%                  0%
 2004 & MTM               3                $4.33               6%                 8%                   8%                  8%
    2005                  8                $3.86              14%                22%                  15%                 22%
    2006                  0                $0.00               0%                22%                   0%                 22%
    2007                  2                $4.23              10%                31%                  11%                 34%
    2008                  3                $3.72              11%                43%                  12%                 46%
    2009                  3                $3.78              12%                54%                  13%                 59%
    2010                  1                $3.36              14%                68%                  13%                 72%
    2011                  1                $3.36               8%                76%                   7%                 79%
    2012                  1                $3.24              13%                89%                  12%                 91%
    2013                  1                $2.88              11%               100%                   9%                100%
2014 & Beyond             0                $0.00               0%               100%                   0%                100%

            Property Management. The Saugus Station Industrial Center Property is managed by TMC Properties, LLC.

            Mezzanine Loan and Preferred Equity Interest. Not allowed.

            Additional Indebtedness. Not allowed, except for unsecured trade payables and operational debt incurred in the financing of equipment and other personal property used at the Saugus Station Industrial Center Property, provided in either case that the indebtedness is not more than 60 days past due, incurred in the ordinary course of business and does not exceed $100,000 in the aggregate at any one time.

            Release of Parcels. Not allowed.

Certain additional information regarding the Saugus Station Industrial Center Loan and the Saugus Station Industrial Center Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

               Mortgage Loan No. 9 - Linden Place Office Building
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

               Mortgage Loan No. 9 - Linden Place Office Building
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

               Mortgage Loan No. 9 - Linden Place Office Building
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $18,125,000

Cut-off Date Balance:                       $18,000,737

Shadow Rating (S&P/Fitch):                          NAP

First Payment Date:                          12/01/2003

Interest Rate:                                    5.330%

Amortization:                                360 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               11/01/2018

Expected Maturity Balance:                  $12,542,233

Sponsor:                                Ronald J. Cizek

Interest Calculation:                            30/360

Call Protection:               Locked out until the later of 05/01/2010 or the
                               date on which ninety (90) monthly payments have been made, after which prepayment is allowed with a fee equal to the greater of 1% of the amount prepaid, or a discounted yield maintenance based on U.S. Treasury Securities having the closest maturity date to the Note. Prepayable without premium from and after 11/01/2018.

Loan per SF:                                    $123.42

Up-front Reserves(1):                            TI/LC:         $827,963

Ongoing Reserves(2):                            RE Tax:        Springing

                                             Insurance:        Springing

Lockbox:                                            NAP

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                                    Single Asset

Property Type:                                                   Office

Property Sub-type:                                             Suburban

Location:                                                     Omaha, NE

Years Built:                                                 1997, 2000

Occupancy(3):                                                      92.2%

Square Footage:                                                 145,846

The Collateral:                            Two Class A office buildings

Ownership Interest:                                                 Fee

Major Tenants                  % NRSF    Base Rent PSF   Lease Expiration
----------------------------   ------    -------------   ----------------
Midland Systems, Inc.            13.4%          $17.23      07/31/2013
The Mega Corporation             12.4%          $16.32      07/08/2009
Swanson Russell & Associates      5.8%          $17.24      09/30/2009

Property Management:                               The MEGA Corporation

U/W Net Op. Income:                                          $2,102,464

U/W Net Cash Flow:                                           $1,820,352

Appraised Value:                                            $25,000,000

Cut-off Date LTV:                                                  72.0%

Maturity Date or ARD LTV:                                          50.2%

DSCR:                                                             1.50x

(1)   The current TI/LC reserve balance is $511,950.

(2) Per waiver letter, the Borrower shall not be required to escrow funds for taxes and insurance premiums so long as the taxes and insurance premiums are promptly paid when due and there is no default under any loan document. This waiver shall be applicable only so long as Linden Place Limited Partnership is the sole fee simple owner of the Premises.

(3)   Based on a Rent Roll dated 04/07/2004.

The Linden Place Office Building Loan

            The Loan. The ninth largest loan (the "Linden Loan") as evidenced by the Promissory Note (the "Linden Place Note") is secured by a Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Linden Place Mortgage") encumbering two interconnected four-story, Class A office buildings in Omaha, Nebraska (the "Linden Place Property"). The Linden Place Loan was originated on 10/30/2003 by State Farm Life Insurance Company.

            The Borrower. The borrower is Linden Place Limited Partnership, a Nebraska limited partnership (the "Linden Place Borrower") which was formed for the sole purpose of owning the Linden Place Property and related interests. The Linden Place Borrower is sponsored by Ronald J. Cizek, a holder of real estate investments in Omaha, NE.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

            The Property. The Linden Place Property consists of two 4-story multi-tenant Class A office buildings. The two buildings contain approximately 145,846 SF plus 50,590 gross SF in basement level parking garages. The south building was constructed in 1997 with 72,348 net rentable SF, while the north building was constructed in 2000 with 73,498 net rentable SF. The property is located in Omaha, Nebraska, 12 miles west of the Omaha CBD in the 80-acre First National Office Park which has a 97.0% occupancy rate as of 04/07/2004. The property is 92.2% leased as of 04/07/2004 with staggered lease terms through 2014 to 24 tenants including Eli Lilly, Cisco Systems, Kelly Services, Piper Jaffray, Principal Life Insurance Company, Prudential Insurance, 21st Century Financial, ING, etc. The site has extensive landscaping including trees, shrubs, and lawn areas. The property is further improved with a parking lot for a total of 565 vehicles or 3.87 spaces per 1,000 net rentable SF. Parking consists of 115 underground spaces and 450 surface spaces.

            Lease Expiration Summary. The following table shows scheduled lease expirations at the Linden Place Property, assuming no tenant renews its lease, exercises renewal options or terminates its lease prior to the scheduled expiration date:

                             Lease Rollover Schedule

                                                                                                            Cumulative % of
                # of Leases   Average Total Rent   % of Total SF    Cumulative % of    % of Total Rental      Total Rental
    Year          Rolling       per SF Rolling        Rolling         SF Rolling       Revenues Rolling     Revenues Rolling
-------------   -----------   ------------------   -------------    ---------------    -----------------    ----------------
   Vacant                 0                $0.00               8%                 8%                   0%                  0%
    2004                  1               $17.44               1%                 9%                   2%                  2%
    2005                  0                $0.00               0%                 9%                   0%                  2%
    2006                  6               $17.81              17%                26%                  19%                 21%
    2007                  2               $16.99               5%                30%                   5%                 26%
    2008                  4               $16.41               9%                39%                   9%                 35%
    2009                  8               $16.88              33%                72%                  36%                 71%
    2010                  0                $0.00               0%                72%                   0%                 71%
    2011                  0                $0.00               0%                72%                   0%                 71%
    2012                  0                $0.00               0%                72%                   0%                 71%
    2013                  3               $16.79              23%                95%                  25%                 96%
2014 & Beyond             1               $11.55               5%               100%                   4%                100%

            Property Management. The Linden Place Property is managed by The MEGA Corporation, which is the second largest tenant on the Linden Place Property.

            Mezzanine Debt. Mezzanine debt is not allowed to the general partner. The loan documents are silent as to the limited partners' ability to have mezzanine debt.

            Additional Indebtedness. The borrower is prohibited from incurring any other secured debt.

            Release of Parcels. Not allowed.

Certain additional information regarding the Linden Place Loan and the Linden Place Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                Mortgage Loan No. 10 - Sadore Lane Gardens, Inc.
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                Mortgage Loan No. 10 - Sadore Lane Gardens, Inc.
--------------------------------------------------------------------------------

                               [GRAPHICS OMITTED]


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                Mortgage Loan No. 10 - Sadore Lane Gardens, Inc.
--------------------------------------------------------------------------------

                                Loan Information
--------------------------------------------------------------------------------
Original Balance:                           $16,000,000

Cut-off Date Balance:                       $15,981,556

Shadow Rating (S&P/Fitch):                      AAA/AAA

First Payment Date:                          04/01/2004

Interest Rate:                                    5.340%

Amortization:                                480 months

ARD:                                                NAP

Hyperamortization:                                  NAP

Maturity Date:                               03/01/2014

Expected Maturity Balance:                  $14,514,835

Sponsor(1):                         Garden Towers, Inc.

Interest Calculation:                        Actual/360

Call Protection:               Lockout until 03/31/2011; Yield maintenance from
                               4/01/2011 through 11/30/2013; Prepayable without premium from and after 12/01/2013

Loan per Unit:                                  $20,542

Up-front Reserves(2):                           Cap Ex:       $1,000,000

Ongoing Reserves(3):                                NAP

Lockbox:                                            NAP

                              Property Information
--------------------------------------------------------------------------------
Single Asset/Portfolio:                    Single Asset

Property Type:                              Multifamily

Property Sub-type:                          Cooperative

Location:                                   Yonkers, NY

Year Built/Renovated:                         1962/1999

Occupancy(4):                                       NAP

Units:                                              778

The Collateral:                Five seven-story apartment buildings and all
                               common elements, including pools, playgrounds and stand-alone parking garage

Ownership Interest:                                 Fee

Property Management:              Prime Locations, Inc.

U/W Net Op. Income(5):                       $6,289,154

U/W Net Cash Flow(5):                        $6,289,154

Appraised Value(6):                         $96,700,000

Cut-off Date LTV:                                  16.5%

Maturity Date LTV:                                 15.0%

DSCR(5):                                          6.42x

(1) Sadore Lane Gardens, Inc. is a cooperative housing corporation that was incorporated in 1984 under section 402 of the New York State business corporation law. This is a full recourse loan to the cooperative housing corporation, which is owned by the cooperative shareholders.

(2) A capital improvements escrow of $1,000,000 is set up at NCB, FSB. Planned capital improvements work includes replacing the swimming pool, waterproofing, electrical upgrade and replacing the roofs for three buildings. No immediate needs are recommended by the engineering report conducted in connection with the origination of the loan.

(3) The borrower is required to maintain a general operating and replacement reserve account in a safe depository in an amount equal to 10.0% of the aggregate maintenance charges for the previous year. The borrower does not have to maintain this amount at NCB, FSB, but the mortgagor reserves the right to monitor that the borrower is in compliance with this requirement. Any reduction in this reserve account shall be replaced within 180 days.

(4) The 778 units in the cooperative property are 100% owned by to either tenant shareholders or the sponsor. Of the 258 sponsor units, there are six vacant units (as of 02/2004), on which the sponsor continues to make maintenance payments.

(5) Based on the projected net operating income at the property, as determined by the appraisal obtained in connection with the origination of the related mortgage loan. Assumes that property was operated as a rental property with rents set at prevailing market rates taking into account the presence of existing rent-controlled or rent-stabilized occupants, reduced by underwritten capital expenditures, property operating expenses, a market-rate vacancy assumption and projected reserves.

(6)   Based on the value as a cooperative property.

The Sadore Lane Gardens Loan

            The Loan. The tenth largest loan (the "Sadore Lane Gardens Loan") as evidenced by a promissory note (the "Sadore Lane Gardens Note") is secured by a Mortgage (the "Sadore Lane Gardens Mortgage") encumbering a 778-unit multifamily cooperative


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
residential complex located in Yonkers, New York (the "Sadore Lane Gardens Property"). The Sadore Lane Gardens Loan was originated by National Consumer Cooperative Bank ("NCCB") on 02/25/2004.

            The Borrower. Sadore Lane Gardens, Inc. is a cooperative housing corporation that was incorporated in the State of New York in 1984 under section 402 of the New York State business corporation law. Although the borrower is not structured as an SPE, its sole business is to own and operate the subject for the benefit of its shareholders.

            The Property. Sadore Lane Gardens is a cooperative apartment building in the City of Yonkers, Westchester County, New York. The subject is located on both sides of Sadore Lane, an east-west residential road. Major highways within three miles of the subject include the New York State Thruway (U.S. 87), the Sprain Parkway, and the Bronx River Parkway. These major highways connect the subject with surrounding communities in Westchester and New York City. Express busses to Manhattan, as well as Westchester county local buses leave at the corner of the Central Avenue and Sadore Lane. In addition, Tuckahoe Station of Metro's North Harlem line is approximately 1/2 mile east of the subject.

The subject is improved with five brick, seven-story, elevator apartment buildings, a free-standing garage building, several playgrounds and a swimming pool. It was constructed in 1962 as a rental building and was converted to cooperative ownership in 1984. The building has a gross building area of 851,762 SF and a net rentable area of 672,320 SF. It contains 772 residential units, six professional offices with shares, a management office, and five superintendent's offices (one in each building) without shares. The subject residential apartments are composed of 61 studios, 250 one-bedroom units, 407 two-bedroom units, and 54 three-bedroom units. All buildings with the exception of Building 5 have a full basement. There is a total of 800 parking spaces. The subject property employs five full-time superintendents and nine porters.

The cooperative is 67.0% sold to tenant shareholders. The unsold units generate an annual positive cash flow of $386,398 for the sponsor. The sponsor, Garden Towers, Inc. (Phil Rosen) holds all of the unsold units.

            Property Management. The property is professionally managed by Prime Locations.

            Mezzanine Debt. Not allowed, except for collateral pledges of stock of the borrower in connection with the financing of an apartment unit or units by one or more shareholder of the borrower.

            Additional Indebtedness. The borrower has access to a $3,500,000 revolving line of credit. The existing secondary debt is held by National Consumer Cooperative Bank and is subordinate to the saleable first mortgage in all aspects. This facility was originated at the same time with the first mortgage and is coterminous with the first mortgage. The secondary debt proceeds will be used to pay for any extraordinary nonrecurring expenses with respect to the subject and to fund reserves. The proceeds from the secondary debt will not be used to fund ordinary operating expenses or operating deficits with respect to the normal day-to-day operations of the property. The line of credit creates an additional alternative to special assessing or using reserves to address any unforeseen capital expenditures.

Including the line of credit, the subject has a combined loan to value ratio as a cooperative of 20.1% and a loan to value ratio as a rental property of 27.1%.

            Release of Parcels. Not allowed.

Certain additional information regarding the Sadore Lane Gardens Loan and the Sadore Lane Gardens Property is set forth on Appendix II hereto.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and WaMu Capital Corp. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-60